                     [LOGO OF THE AMERICAN FUNDS GROUP(R)]

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                             Intermediate Bond Fund
                                 of America(R)

                                   Prospectus




                                JANUARY 1, 1997

INTERMEDIATE BOND FUND OF AMERICA
333 South Hope Street
Los Angeles, CA 90071

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TABLE OF CONTENTS

Expenses                                                                  3
Financial Highlights                                                      4
Investment Policies and Risks                                             5
Securities and Investment Techniques                                      6
Multiple Portfolio Counselor System                                       8
Investment Results                                                        9
Dividends, Distributions and Taxes                                       10
Fund Organization and Management                                         11
Shareholder Services                                                     14


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The fund's investment objective is to provide investors with current income consistent with its stated maturity and quality standards and preservation of capital. It seeks to achieve this objective primarily through investing in bonds with effective maturities of between 3 and 10 years.

This prospectus presents information you should know before investing in the fund. You should keep it on file for future reference.

YOU MAY LOSE MONEY BY INVESTING IN THE FUND. THE LIKELIHOOD OF LOSS IS GREATER IF YOU INVEST FOR A SHORTER PERIOD OF TIME. YOUR INVESTMENT IN THE FUND IS NOT A DEPOSIT OR OBLIGATION OF, OR INSURED OR GUARANTEED BY, ANY ENTITY OR PERSON INCLUDING THE U.S. GOVERNMENT AND THE FEDERAL DEPOSIT INSURANCE CORPORATION.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


23-010-0197

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                 INTERMEDIATE BOND FUND OF AMERICA / PROSPECTUS
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EXPENSES
The effect of the expenses described below is reflected in the fund's share price or return.

You may pay certain shareholder transaction expenses when you buy or sell shares of the fund. Annual fund operating expenses are paid out of the fund's earned income.

SHAREHOLDER TRANSACTION EXPENSES

Maximum sales charge on purchases
(as a percentage of offering price)  4.75%
 ................................................................................

SALES CHARGES ARE REDUCED OR ELIMINATED FOR LARGER PURCHASES. There is no sales charge on reinvested dividends, and no deferred sales charge or redemption or exchange fees. A contingent deferred sales charge of 1% applies on certain redemptions made within 12 months following purchases without a sales charge.

FUND OPERATING EXPENSES
(as a percentage of average net assets for the fiscal period ended August 31,
1996)
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Management fees                .40%
12b-1 expenses                 .30%/1/
Other expenses                 .10%
Total fund operating expenses  .80%

/1/ 12b-1 expenses may not exceed 0.30% of the fund's average net assets annually. Due to these distribution expenses, long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.

EXAMPLES

Assuming a hypothetical annual return of 5% and shareholder transaction and operating expenses as described above, for every $1,000 you invested, you would pay the following total expenses over the following periods:
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One year     $ 55
Three years  $ 72
Five years   $ 90
Ten years    $142

THESE EXAMPLES ARE NOT MEANT TO REPRESENT YOUR ACTUAL INVESTMENT RESULTS OR EXPENSES, WHICH MAY VARY. YOUR EXPENSES WILL BE LESS IF YOU QUALIFY TO PURCHASE SHARES AT A REDUCED OR NO SALES CHARGE.

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                INTERMEDIATE BOND FUND OF AMERICA / PROSPECTUS
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FINANCIAL HIGHLIGHTS

The following information has been audited by Deloitte & Touche llp, independent auditors. This table should be read together with the financial statements which are included in the statement of additional information and annual report.

SELECTED PER-SHARE DATA

                                                  YEARS ENDED AUGUST 31
                          -------------------------------------------------------------------------------
                           1996    1995    1994     1993    1992    1991    1990    1989    1988/1/
                          -------------------------------------------------------------------------------
Net asset value,
beginning of year         $13.52  $13.38  $ 14.64  $14.28  $13.69  $13.37  $13.78  $13.81  $   14.29
---------------------------------------------------------------------------------------------------------
INCOME FROM
INVESTMENT
OPERATIONS:
Net investment
income                       .88     .93      .95    1.00    1.09    1.21    1.20    1.25        .61

Net realized and
unrealized gain (loss)
on investments              (.27)    .13    (1.20)    .37     .59     .30    (.35)   (.07)      (.48)

Total income (loss) from
investment operations        .61    1.06     (.25)   1.37    1.68    1.51     .85    1.18        .13
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LESS DISTRIBUTIONS:
Dividends from net
investment income           (.87)   (.92)    (.94)  (1.01)  (1.09)  (1.19)  (1.26)  (1.21)      (.61)

Distributions from
capital gains                 --      --     (.07)     --      --      --      --      --         --

Total distributions         (.87)   (.92)   (1.01)  (1.01)  (1.09)  (1.19)  (1.26)  (1.21)      (.61)

Net asset value,
end of year               $13.26  $13.52   $13.38  $14.64  $14.28  $13.69  $13.37  $13.78     $13.81

Total return/2/            4.63%   8.33%  (1.80)%   9.95%  12.79%  11.73%   6.43%   8.99%       .93%

RATIOS/SUPPLEMENTAL
DATA:
Net assets, end of
year (in millions)        $1,429  $1,501  $ 1,626  $1,686  $1,215  $  407  $  162  $  100  $      67

Ratio of expenses
to average net assets       .80%    .78%     .83%    .82%    .90%   1.00%   1.00%    .88%    .41%/3/

Ratio of net income
to average net assets      6.53%   6.96%    6.79%   7.00%   7.66%   8.67%   8.75%   9.12%   4.79%/3/

Portfolio
turnover rate             48.25%  71.91%   52.94%  42.59%  45.01%  83.00%  86.10%  76.10%  22.40%/3/

/1/ The period ended August 31, 1988 represents the initial period of operations from February 19, 1988 to August 31, 1988.
/2/ Excludes maximum sales charge of 4.75%.
/3/ Based on operations for the period shown and, accordingly, are not representative of a full year's operations.

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                 INTERMEDIATE BOND FUND OF AMERICA / PROSPECTUS
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INVESTMENT POLICIES AND RISKS

The investment objective of the fund is to seek current income consistent with its stated maturity and quality standards and preservation of capital. The fund will attempt to achieve this objective primarily through investing in bonds with effective maturities of 3 to 10 years and will not purchase any bonds with an effective maturity greater than 10 years.

The fund will purchase only high-quality bonds (those that are rated with the two highest categories by either Moody's Investors Service, Inc. (Aaa, Aa) or Standard & Poor's Corporation (AAA, AA) or if not rated by either of these rating agencies, determined to be of comparable quality by Capital Research and Management Company, the fund's investment adviser). See the Appendix to the statement of additional information for a further description of these ratings.

The fund's investments may include U.S. Government bonds or notes, Government National Mortgage Association certificates and other mortgage-related securities of governmental or private issuers, other asset-backed securities (as described below), and other marketable debt securities issued by corporations or other entities. The fund may purchase obligations of non-U.S. corporations or governmental entities, provided they are dollar denominated and highly liquid and meet the maturity and quality standards set forth above. The fund also may maintain assets in cash or cash equivalents and may enter into repurchase agreements. Except when the fund is in a temporary defensive investment position, at least 65% of the fund's total assets will be invested in bonds. MORE INFORMATION ON THE FUND'S INVESTMENT POLICIES IS CONTAINED IN ITS STATEMENT OF ADDITIONAL INFORMATION.

The fund's investment restrictions (which are described in the statement of additional information as fundamental) and objective may not be changed without shareholder approval. All other investment practices may be changed by the fund's board of trustees.

ACHIEVEMENT OF THE FUND'S INVESTMENT OBJECTIVE CANNOT, OF COURSE, BE ASSURED DUE TO THE RISK OF CAPITAL LOSS FROM FLUCTUATING PRICES INHERENT IN ANY INVESTMENT IN SECURITIES.

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                INTERMEDIATE BOND FUND OF AMERICA / PROSPECTUS
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SECURITIES AND INVESTMENT TECHNIQUES

U.S. GOVERNMENT SECURITIES

Securities guaranteed by the U.S. Government include: (1) direct obligations of the U.S. Treasury (such as Treasury bills, notes and bonds) and (2) federal agency obligations guaranteed as to principal and interest by the U.S. Treasury.

Certain securities issued by U.S. Government instrumentalities and certain federal agencies are neither direct obligations of, nor guaranteed by, the Treasury. However, they generally involve federal sponsorship in one way or another: some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality.

The fund may invest in notes and bonds issued by the U.S. Treasury and Federal agencies whose interest payments vary with the rate of inflation.

MORTGAGE-RELATED SECURITIES

The fund may invest in Government National Mortgage Association certificates, which are securities representing part ownership of a pool of mortgage loans on which timely payment of interest and principal is guaranteed by the U.S. Government. GNMA certificates differ from typical bonds because principal is repaid monthly over the term of the loan rather than returned in a lump sum at maturity.

Although the mortgage loans in the pool will have stated maturities of up to 30 years, the actual average life or effective maturity of the GNMA certificates typically will be substantially less because the mortgages will be subject to normal principal amortization and may be prepaid prior to maturity.

The fund also may invest in securities representing interests in pools of conventional mortgage loans issued by the Federal National Mortgage Association
(FNMA) or by the Federal Home Loan Mortgage Corporation (FHLMC).

In addition, the fund may invest in collateralized mortgage obligations (CMOs) and mortgage-backed bonds which may be issued by various governmental entities or private institutions. A CMO is made up of a series of bonds of varying maturities that together are fully collateralized directly or indirectly by a pool of mortgages on which the payments of principal and interest are dedicated

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                 INTERMEDIATE BOND FUND OF AMERICA / PROSPECTUS
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to payment of principal and interest on the bonds. Mortgage-backed bonds are general obligations fully collateralized directly or indirectly by a pool of mortgages, but on which payments are not passed through directly. The fund will only purchase CMOs or mortgage-backed bonds which are fully collateralized by securities issued by GNMA, FNMA or FHLMC and/or mortgages insured by GNMA.

OTHER ASSET-BACKED SECURITIES

The fund may invest in other asset-backed securities (unrelated to mortgage loans). The assets backing such securities include, for example, interests or participations in pools of leases, retail installment loans, and consumer receivables. Credit support for asset-backed securities may be based on the underlying assets and/or provided through credit enhancements by a third party.

FORWARD COMMITMENTS

The fund may enter into commitments to purchase or sell securities for which payment and delivery for the securities take place at a future date. When the fund purchases such securities it assumes the risk of any decline in value of the securities beginning on the date of the agreement or purchase. When the fund sells such securities, it does not participate in further gains or losses with respect to the securities. If the other party to such a transaction fails to deliver or pay for the securities, the fund could miss a favorable price or yield opportunity, or could experience a loss. In addition, the fund may also enter into reverse repurchase agreements, which are the sale of a security by the fund and its agreement to repurchase the security at a specified time and price at a later date. The fund may also enter into "roll" transactions, which generally are the sale of a security by the fund and its agreement to purchase the security or a similar security at a specified time and price at a later date. The fund assumes the rights and risks of ownership, including the risk of price and yield fluctuations as of the time of the agreement.

MATURITY

Under normal market conditions, the fund's dollar-weighted average effective portfolio maturity will range between 3 and 10 years. The fund will not purchase any securities with effective maturities of greater than 10 years.

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                INTERMEDIATE BOND FUND OF AMERICA / PROSPECTUS
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MULTIPLE PORTFOLIO COUNSELOR SYSTEM

The basic investment philosophy of Capital Research and Management Company is to seek fundamental values at reasonable prices, using a system of multiple portfolio counselors in managing mutual fund assets. Under this system the portfolio of the fund is divided into segments which are managed by individual counselors. Counselors decide how their respective segments will be invested (within the limits provided by the fund's objective and policies and by Capital Research and Management Company's investment committee). In addition, Capital Research and Management Company's research professionals make investment decisions with respect to a portion of the fund's portfolio. The primary individual portfolio counselors for the fund are listed below.



                                                                 YEARS OF EXPERIENCE AS
                                                                INVESTMENT PROFESSIONAL
                                                                     (APPROXIMATE)
                                                               --------------------------
                                         YEARS OF EXPERIENCE    WITH CAPITAL
PORTFOLIO COUNSELORS                    AS PORTFOLIO COUNSELOR  RESEARCH AND
  FOR INTERMEDIATE                         FOR INTERMEDIATE      MANAGEMENT
     BOND FUND                           BOND FUND OF AMERICA    COMPANY OR
     OF AMERICA       PRIMARY TITLE(S)       (APPROXIMATE)     ITS AFFILIATES TOTAL YEARS
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ABNER D.              President and     Since the fund         29 years       44 years
GOLDSTINE             Trustee           began
                      of the fund.      operations*
                      Senior Vice
                      President and
                      Director,
                      Capital
                      Research and
                      Management
                      Company
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JOHN W.               Vice              5 years                8 years        8 years
RESSNER               President--
                      Investment
                      Management
                      Group, Capital
                      Research and
                      Management
                      Company
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RICHARD T.            Senior Vice       3 years                19 years       30 years
SCHOTTE               President,
                      Capital
                      Research and
                      Management
                      Company
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JOHN H.               Vice President    5 years                13 years       14 years
SMET                  of the fund.
                      Vice President,
                      Capital
                      Research and
                      Management
                      Company
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* The fund began operations on February 19, 1988.

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                 INTERMEDIATE BOND FUND OF AMERICA / PROSPECTUS
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INVESTMENT RESULTS
The fund may from time to time compare investment results to various indices or other mutual funds. Fund results may be calculated on a total return, yield, and/or distribution rate basis. Results calculated without a sales charge will be higher.

- TOTAL RETURN is the change in value of an investment in the fund over a given period, assuming reinvestment of any dividends and capital gain distributions.

- YIELD is computed by dividing the net investment income per share earned by the fund over a given period of time by the maximum offering price per share on the last day of the period, according to a formula mandated by the Securities and Exchange Commission. A yield calculated using this formula may be different than the income actually paid to shareholders.

- DISTRIBUTION RATE reflects dividends that were paid by the fund. The distribution rate is calculated by annualizing the current month's dividend and dividing by the average price for the month. The SEC yield reflects income the fund expects to earn based on its current portfolio of securities, while the distribution rate is based solely on the fund's past dividends. Accordingly, the fund's SEC yield and distribution rate may differ.

                               INVESTMENT RESULTS
                     (FOR PERIODS ENDED SEPTEMBER 30, 1996)

AVERAGE
ANNUAL       THE FUND AT   THE FUND AT   SALOMON
TOTAL            NET         MAXIMUM     BROTHERS
RETURNS:     ASSET VALUE SALES CHARGE/1/ INDEX/2/ CPI/3/
--------------------------------------------------------
One year        4.99%        -0.03%       5.43%   3.00%
 ........................................................
Five years      6.49%         5.46%       7.09%   2.84%
 ........................................................
Lifetime/4/     7.24%         6.64%       8.32%   3.64%
--------------------------------------------------------

SEC Yield1: 5.90%
Distribution Rate: 6.02%

/1/ These fund results were calculated according to a standard formula that is required for all stock and bond funds. The maximum sales charge has been deducted.
/2/ Salomon Brothers Broad Investment Grade Medium Term Index represents a market capitalization-weighted index that includes Treasury, Government-sponsored, mortgage, and investment-grade fixed-rate corporates (BBB-/Baa3) with a maturity of one to ten years. This index is unmanaged and does not reflect sales charges, commissions or expenses.
/3/ Consumer Price Index

/4/ The fund began investment operations on February 19, 1988.

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                INTERMEDIATE BOND FUND OF AMERICA / PROSPECTUS
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                       [PERFORMANCE GRAPH APPEARS HERE]

Here are the fund's annual total returns calculated without a sales charge. This information is being supplied on a calendar year basis.

                                 (%)
                  -5      0       5       10      15
              --------------------------------------------



1988             3.21
1989            10.02
1990             7.92
1991            14.3
1992             6.35
1993             9.13
1994            -2.99
1995            13.86
Past results are not an indication of future results.
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DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS

The fund declares dividends from its net investment income daily and distributes the accrued dividends to shareholders each month. Dividends begin accruing one day after payment for shares is received by the fund or American Funds Service Company. All capital gains, if any, are distributed annually, usually in December. When a capital gain is declared, the net asset value per share is reduced by the amount of the payment.

FEDERAL TAXES

In any fiscal year in which the fund qualifies as a regulated investment company and distributes to shareholders all of its net investment income and net capital gains, the fund itself is relieved of federal income tax.

Generally, all dividends and capital gains are taxable whether they are reinvested or received in cash -- unless you are exempt from taxation or entitled to tax deferral. Early each year, you will be notified as to the amount and federal tax

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                 INTERMEDIATE BOND FUND OF AMERICA / PROSPECTUS
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status of all income distributions paid during the prior year. Such distributions may also be subject to state or local taxes. The tax treatment of redemptions from a retirement plan account may differ from redemptions from an ordinary shareholder account.

YOU MUST PROVIDE THE FUND WITH A CERTIFIED CORRECT TAXPAYER IDENTIFICATION NUMBER (GENERALLY YOUR SOCIAL SECURITY NUMBER) AND CERTIFY THAT YOU ARE NOT SUBJECT TO BACKUP WITHHOLDING. IF YOU FAIL TO DO SO THE IRS CAN REQUIRE THE FUND TO WITHHOLD 31% OF YOUR TAXABLE DISTRIBUTIONS AND REDEMPTIONS. Federal law also requires the fund to withhold 30% or the applicable tax treaty rate from dividends paid to certain nonresident alien, non-U.S. partnership and non-U.S. corporation shareholder accounts.

This is a brief summary of some of the tax laws that affect your investment in the fund. Please see the statement of additional information and your tax adviser for further information.
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FUND ORGANIZATION AND MANAGEMENT

FUND ORGANIZATION AND VOTING RIGHTS

The fund, an open-end, diversified management investment company, was organized as a Massachusetts business trust in 1987. All fund operations are supervised by the fund's board of trustees who meet periodically and perform duties required by applicable state and federal laws. Members of the board who are not employed by Capital Research and Management Company or its affiliates are paid certain fees for services rendered to the fund as described in the statement of additional information. They may elect to defer all or a portion of these fees through a deferred compensation plan in effect for the fund. The fund does not hold annual meetings of shareholders. However, significant corporate matters which require shareholder approval, such as certain elections of board members or a change in a fundamental investment policy, will be presented to shareholders at a meeting called for such purpose. Shareholders have one vote per share owned. At the request of the holders of at least 10% of the shares, the fund will hold a meeting at which any member of the board could be removed by a majority vote.

THE INVESTMENT ADVISER

Capital Research and Management Company, a large and experienced investment management organization founded in 1931, is the investment adviser to the fund and other funds, including those in The American Funds

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                INTERMEDIATE BOND FUND OF AMERICA / PROSPECTUS
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Group. Capital Research and Management Company, a wholly owned subsidiary of The Capital Group Companies, Inc., is headquartered at 333 South Hope Street, Los Angeles, CA 90071. Capital Research and Management Company manages the investment portfolio and business affairs of the fund. The management fee paid by the fund to Capital Research and Management Company is composed of a management fee, which may not exceed 0.30% of the fund's average net assets annually and declines at certain asset levels, plus an amount which may not exceed 3% of the fund's gross investment income for the preceding month and which also declines at certain annual gross investment levels. The total management fee paid by the fund, as a percentage of average net assets, for the previous fiscal year is listed above under "Expenses."

Capital Research and Management Company and its affiliated companies have adopted a personal investing policy that is consistent with the recommendations contained in the May 9, 1994 report issued by the Investment Company Institute's Advisory Group on Personal Investing. This policy has also been incorporated into the fund's "code of ethics."

PLAN OF DISTRIBUTION

The fund has a Plan of Distribution or "12b-1 Plan" under which it may finance activities primarily intended to sell shares, provided the categories of expenses are approved in advance by the board and the expenses paid under the plan were incurred within the preceding 12 months and accrued while the plan is in effect. The 12b-1 fee paid by the fund, as a percentage of average net assets, for the previous fiscal year is listed above under "Expenses."

PORTFOLIO TRANSACTIONS

Orders for the fund's portfolio securities transactions are placed by Capital Research and Management Company, which strives to obtain the best available prices, taking into account the costs and quality of executions. Fixed-income securities are generally traded on a "net" basis with a dealer acting as principal for its own account without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are usually purchased at a fixed price which includes an amount of compensation to the dealer, generally referred to as a concession or discount. On occasion, securities may be purchased directly from an issuer, in which case no commissions or discounts are paid. In the over-the-counter market, purchases and sales are transacted directly with principal market-makers except in those circumstances where it appears better prices and executions are available elsewhere.

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                 INTERMEDIATE BOND FUND OF AMERICA / PROSPECTUS
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Subject to the above policy, when two or more brokers are in a position to offer comparable prices and executions, preference may be given to brokers who have sold shares of the fund or have provided investment research, statistical, and other related services for the benefit of the fund and/or other funds served by Capital Research and Management Company.

PRINCIPAL UNDERWRITER AND TRANSFER AGENT

American Funds Distributors, Inc. and American Funds Service Company serve as the principal underwriter and transfer agent for the fund, respectively. They are headquartered at 333 South Hope Street, Los Angeles, CA 90071 and 135 South State College Boulevard, Brea, CA 92821, respectively.

                  AMERICAN FUNDS SERVICE COMPANY SERVICE AREAS

                   CALL TOLL-FREE FROM ANYWHERE IN THE U.S.
                            (8 A.M. TO 8 P.M. ET):
                                 800/421-0180

WESTERN SERVICE CENTER
American Funds Service Company
P.O. Box 2205
Brea, California 92822-2205
Fax: 714/671-7080

WESTERN CENTRAL SERVICE CENTER
American Funds Service Company
P.O. Box 659522
San Antonio, Texas 78265-9522
Fax: 210/530-4050

EASTERN CENTRAL SERVICE CENTER
American Funds Service Company
P.O. Box 6007
Indianapolis, Indiana 46206-6007
Fax: 317/735-6620

EASTERN SERVICE CENTER
American Funds Service Company
P.O. Box 2280
Norfolk, Virginia 23501-2280
Fax: 804/670-4773

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                 INTERMEDIATE BOND FUND OF AMERICA / PROSPECTUS
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SHAREHOLDER SERVICES

The fund offers you a valuable array of services you can use to alter your investment program as your needs and circumstances change. These services, which are summarized below, are available only in states where they may be legally offered and may be terminated or modified at any time upon 60 days' written notice. A COMPLETE DESCRIPTION OF SHAREHOLDER SERVICES AND ACCOUNT POLICIES IS CONTAINED IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION. In addition, an easy-to-read guide to owning a fund in The American Funds Group titled "Welcome to the Family" is sent to new shareholders and is available by writing or calling American Funds Service Company.

THE SERVICES DESCRIBED MAY NOT BE AVAILABLE THROUGH SOME RETIREMENT PLANS. IF YOU ARE INVESTING THROUGH A RETIREMENT PLAN, YOU SHOULD CONTACT YOUR PLAN ADMINISTRATOR/TRUSTEE ABOUT WHAT SERVICES ARE AVAILABLE AND WITH QUESTIONS
ABOUT YOUR ACCOUNT.
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PURCHASING SHARES

HOW TO PURCHASE SHARES

Generally, you may open an account by contacting any investment dealer authorized to sell the fund's shares. You may add to your account through your dealer or directly through American Funds Service Company by mail, wire, or bank debit. You may also establish or add to your account by exchanging shares from any of your other accounts in The American Funds Group. The fund and American Funds Distributors reserve the right to reject any purchase order.

Various purchase options are available as described below subject to certain investment minimums and limitations described in the statement of additional information and "Welcome to the Family."

- Automatic Investment Plan

  You may invest monthly or quarterly through automatic withdrawals from your bank account.

- Automatic Reinvestment

  You may reinvest your dividends and capital gain distributions into the fund (with no sales charge). This will be done automatically unless you elect to have the dividends and/or capital gain distributions paid to you in cash.

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                 INTERMEDIATE BOND FUND OF AMERICA / PROSPECTUS
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- Cross-Reinvestment

  You may invest your dividend and capital gain distributions into any other fund in The American Funds Group.

- Exchange Privilege

  You may exchange your shares into other funds in The American Funds Group generally with no sales charge. Exchanges of shares from the money market funds that were initially purchased with no sales charge will generally be subject to the appropriate sales charge. You may also elect to automatically exchange shares among any of the funds in The American Funds Group. Exchange requests may be made in writing, by telephone including American FundsLine (R) (see below) or by fax. EXCHANGES HAVE THE SAME TAX CONSEQUENCES AS ORDINARY SALES AND PURCHASES.

- Retirement Plans

  You may invest in the fund through various retirement plans. For further information contact your investment dealer or American Funds Distributors.

SHARE PRICE

The fund's share price, also called net asset value, is determined as of the close of trading (normally 4:00 p.m., Eastern time) every day the New York Stock Exchange is open. The fund calculates its net asset value per share, generally using market prices, by dividing the total value of its assets after subtracting liabilities by the number of its shares outstanding. Shares are purchased at the offering price next determined after your investment is received and accepted by American Funds Service Company. The offering price is the net asset value plus a sales charge, if applicable.

SHARE CERTIFICATES

Shares are credited to your account and certificates are not issued unless you request them by writing to American Funds Service Company.

INVESTMENT MINIMUMS
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To establish an account                                   $1,000
  For a retirement plan account                           $  250
  For a retirement plan account through payroll deduction $   25
To add to an account                                      $   50
  For a retirement plan account                           $   25

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                  INTERMEDIATE BOND FUND OF AMERICA / PROSPECTUS
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SALES CHARGES

A sales charge may apply, as described below, when purchasing shares. Sales charges may be reduced for larger purchases as indicated below.

                                       SALES CHARGE AS A
                                         PERCENTAGE OF
                                     --------------------
                                                             DEALER
                                                   NET    CONCESSION AS
                                      OFFERING   AMOUNT   % OF OFFERING
INVESTMENT                              PRICE   INVESTED      PRICE
--------------------------------------------------------------------------------
Less than $25,000                       4.75%     4.99%       4.00%
 ................................................................................
$25,000 but less than $50,000           4.50%     4.71%       3.75%
 ................................................................................
$50,000 but less than $100,000          4.00%     4.17%       3.25%
 ................................................................................
$100,000 but less than $250,000         3.50%     3.63%       2.75%
 ................................................................................
$250,000 but less than $500,000         2.50%     2.56%       2.00%
 ................................................................................
$500,000 but less than $1 million       2.00%     2.04%       1.60%
 ................................................................................
$1 million or more and certain other
investments described below           see below  see below   see below

PURCHASES NOT SUBJECT TO SALES CHARGES

Investments of $1 million or more and investments made by employer-sponsored defined contribution-type plans with 200 or more eligible employees are sold with no initial sales charge. A 1% CONTINGENT DEFERRED SALES CHARGE MAY BE IMPOSED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE BY THESE ACCOUNTS. A dealer concession of up to 1% may be paid by the fund from its Plan of Distribution on these investments. Investments by retirement plans with $100 million or more in assets may be made with no sales charge and are not subject to a contingent deferred sales charge. A dealer concession of up to 1% may be paid by American Funds Distributors on these investments. Investments by certain individuals and entities including employees and other associated persons of dealers authorized to sell shares of the fund and Capital Research and Management Company and its affiliated companies are not subject to a sales charge.

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                 INTERMEDIATE BOND FUND OF AMERICA / PROSPECTUS
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ADDITIONAL DEALER COMPENSATION

In addition to the concessions listed, up to 0.25% of average net assets is paid annually to qualified dealers for providing certain services pursuant to the fund's Plan of Distribution. During 1997, American Funds Distributors will also provide additional compensation to the top one hundred dealers who have sold shares of funds in The American Funds Group based on the pro rata share of a qualifying dealer's sales.

REDUCING YOUR SALES CHARGE

You and your immediate family may combine investments to reduce your costs. You must let your investment dealer or American Funds Service Company know if you qualify for a reduction in your sales charge using one or any combination of the methods described below.

- Aggregation

  Investments that may be aggregated include those made by you, your spouse and your children under the age of 21, if all parties are purchasing shares for their own account(s), including any business account solely "controlled by," as well as any retirement plan or trust account solely for the benefit of, these individuals. Investments made for multiple employee benefit plans of a single employer or "affiliated" employers may be aggregated provided they are not also aggregated with individual accounts. Finally, investments made by a common trust fund or other diversified pooled account not specifically formed for the purpose of accumulating fund shares may be aggregated.

  Purchases made for nominee or street name accounts will generally not be aggregated with those made for other accounts unless qualified as described above.

- Concurrent Purchases

  You may combine concurrent purchases of two or more funds in The American Funds Group, except direct purchases of the money market funds. Shares of the money market funds purchased through an exchange, reinvestment or cross-reinvestment from a fund having a sales charge do qualify.

- Right of Accumulation

  You may take into account the current value of your existing holdings in The American Funds Group to determine your sales charge. Direct purchases of the money market funds are excluded.

--------------------------------------------------------------------------------
                INTERMEDIATE BOND FUND OF AMERICA / PROSPECTUS
- Statement of Intention

  You may enter into a non-binding commitment to invest a certain amount in non-money market fund shares over a 13-month period. A portion of your account may be held in escrow to cover additional sales charges which may be due if your total investments over the statement period are insufficient to qualify for the applicable sales charge reduction.
--------------------------------------------------------------------------------
SELLING SHARES

HOW TO SELL SHARES

You may sell (redeem) shares in your account by contacting your investment dealer or American Funds Service Company. You may also use American FundsLine(R) (see below). In addition, you may sell shares in amounts of $50 or more automatically. If you sell shares through your investment dealer you may be charged for this service. Shares held for you in your dealer's street name must be sold through the dealer.

Shares are sold at the net asset value next determined after your request is received in good order by American Funds Service Company. Sale requests may be made in writing, by telephone, including American FundsLine(R) (see below), or by fax. Sales by telephone or fax are limited to $10,000 in accounts registered to individual(s) (including non-retirement trust accounts). In addition, checks must be made payable to the registered shareholder(s) and mailed to an address of record that has been used with the account for at least 15 days. Proceeds will not be mailed until sufficient time has passed to provide reasonable assurance that checks or drafts (including certified or cashier's checks) for shares purchased have cleared (which may take up to 15 calendar days from the purchase date). Except for delays relating to clearance of checks for share purchases or in extraordinary circumstances (and as permissible under the Investment Company Act of 1940), sale proceeds will be paid on or before the seventh day following receipt and acceptance of an order. The fund may, with 60 days' written notice, close your account if due to a sale of shares the account has a value of less than the minimum required initial investment.

Generally, written requests to sell shares must be signed by you and must include any shares you wish to sell that are in certificate form. Your signature must be guaranteed by a bank, savings association, credit union, or member firm of a domestic stock exchange or the National Association of Securities Dealers, Inc., that is an eligible guarantor institution. A signature guarantee is not currently required for any sale of $50,000 or less provided the check is made

--------------------------------------------------------------------------------
                 INTERMEDIATE BOND FUND OF AMERICA / PROSPECTUS
--------------------------------------------------------------------------------
payable to the registered shareholder(s) and is mailed to the address of record on the account, and provided the address has been used with the account for at least 15 days. Additional documentation may be required for sale of shares held in corporate, partnership or fiduciary accounts.

You may reinvest proceeds from a redemption or a dividend or capital gain distribution without a sales charge in any fund in The American Funds Group within 90 days after the date of the redemption or distribution. Reinvestment will be at the next calculated net asset value after receipt and acceptance by American Funds Service Company.
--------------------------------------------------------------------------------
OTHER IMPORTANT THINGS TO REMEMBER

AMERICAN FUNDSLINE(R)

You may check your share balance, the price of your shares, or your most recent account transactions, sell shares (up to $10,000 per fund, per account each day), or exchange shares around the clock with American FundsLine(R). To use this service, call 800/325-3590 from a TouchTone(TM) telephone.

TELEPHONE PURCHASES, SALES AND EXCHANGES

Unless you opt out of the telephone (including American FundsLine(R)) or fax purchase, sale and/or exchange options (see below), you agree to hold the fund, American Funds Service Company, any of its affiliates or mutual funds managed by such affiliates, and each of their respective directors, trustees, officers, employees and agents harmless from any losses, expenses, costs or liability (including attorney fees) which may be incurred in connection with the exercise of these privileges provided American Funds Service Company employs reasonable procedures to confirm that the instructions received from any person with appropriate account information are genuine. If reasonable procedures are not employed, the fund may be liable for losses due to unauthorized or fraudulent instructions.

Generally, all shareholders are automatically eligible to use these options. However, you may elect to opt out of these options by writing American Funds Service Company. (You may also reinstate them at any time by writing to American Funds Service Company.)

ACCOUNT STATEMENTS

You will receive regular confirmation statements reflecting transactions in your account. Purchases through automatic investment plans and certain retirement plans will be confirmed at least quarterly.

--------------------------------------------------------------------------------
                  INTERMEDIATE BOND FUND OF AMERICA / PROSPECTUS
--------------------------------------------------------------------------------

NOTES

--------------------------------------------------------------------------------
                 INTERMEDIATE BOND FUND OF AMERICA / PROSPECTUS
--------------------------------------------------------------------------------

NOTES

--------------------------------------------------------------------------------
               INTERMEDIATE BOND FUND OF AMERICA / PROSPECTUS
--------------------------------------------------------------------------------

NOTES

--------------------------------------------------------------------------------
                 INTERMEDIATE BOND FUND OF AMERICA / PROSPECTUS
--------------------------------------------------------------------------------

NOTES

--------------------------------------------------------------------------------
               INTERMEDIATE BOND FUND OF AMERICA / PROSPECTUS
--------------------------------------------------------------------------------

FOR SHAREHOLDER          FOR DEALER                 FOR 24-HOUR
SERVICES                 SERVICES                   INFORMATION

American Funds           American Funds             American
Service Company          Distributors               FundsLine(R)
800/421-0180 ext. 1      800/421-9900 ext. 11       800/325-3590


 Telephone conversations may be recorded or monitored for verification, recordkeeping and quality assurance purposes.

 --------------------------------------------------------------

 OTHER FUND INFORMATION

 ANNUAL/SEMI-ANNUAL               STATEMENT OF ADDITIONAL
 REPORT TO SHAREHOLDERS           INFORMATION (SAI)

 Includes financial
 statements, detailed             Contains more detailed
 performance information,         information on all aspects of
 portfolio holdings, a            the fund, including the
 statement from portfolio         fund's financial statements.
 management and the auditor's
 report.

 CODE OF ETHICS                   A current SAI has been filed
                                  with the Securities and
 Includes a description of the    Exchange Commission and is
 fund's personal investing        incorporated by reference (is
 policy.                          legally part of the
                                  prospectus).



 To request a free copy of any of the documents above:

 Call American Funds    or        Write to the Secretary of the
 Service Company                  Fund 333 South Hope Street
 800/421-0180 ext. 1              Los Angeles, CA 90071

This prospectus has been printed on recycled paper.

                                                             [RECYCLE LOGO]

24

                       INTERMEDIATE BOND FUND OF AMERICA
                                   Part B

                       Statement of Additional Information
                               JANUARY 1, 1997

     This document is not a prospectus but should be read in conjunction with the current prospectus dated January 1, 1997 of Intermediate Bond Fund of America (the "fund"). The prospectus may be obtained from your investment dealer or financial planner or by writing to the fund at the following address:

                        Intermediate Bond Fund of America
                            Attention:  Secretary
                            333 South Hope Street
                            Los Angeles, CA  90071
                                (213) 486-9200

      Shareholders who purchase shares at net asset value through eligible retirement plans should note that not all of the services or features described below may be available to them, and they should contact their employer for details.

                               Table of Contents
    .

Item                                                           Page No

Investment Objective and Policies                               2

Description of Securities and Investment Techniques             2

Investment Restrictions                                         6

Fund Officers and Trustees                                      9

Management                                                     12

Dividends, Distributions and Federal Taxes                     15

Purchase of Shares                                             18

Redeeming Shares                                               24

Shareholder Account Services and Privileges                    25

Execution of Portfolio Transactions                            27

General Information                                            27

Investment Results                                             29

Appendix                                                       32

Financial Statements                                           Attached


                       INVESTMENT OBJECTIVE AND POLICIES

     The fund's investment objective is to seek current income consistent with its stated maturity and quality standards and preservation of capital. Consistent with this objective, over the long term, the fund seeks to provide shareholders an opportunity to earn more income than generally available in money market instruments, accounts or funds, with more stability than some other types of bond funds.

              DESCRIPTION OF SECURITIES AND INVESTMENT TECHNIQUES

      The descriptions below are intended to supplement the material in the Prospectus under "Investment Policies and Risks."

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION CERTIFICATES - Certificates issued by the Government National Mortgage Association ("GNMA") are mortgage-backed securities representing part ownership of a pool of mortgage loans, which are issued by lenders such as mortgage bankers, commercial banks and savings and loan associations, and are either insured by the Federal Housing Administration or guaranteed by the Veterans Administration. A pool of these mortgages is assembled and, after being approved by GNMA, is offered to investors through securities dealers. The timely payment of interest and principal on each mortgage is guaranteed by GNMA and backed by the full faith and credit of the U.S. Government.

     Principal is paid back monthly by the borrower over the term of the loan. Reinvestment of prepayments may occur at higher or lower rates than the original yield on the certificates. Due to the prepayment feature and the need to reinvest prepayments of principal at current market rates, GNMA certificates can be less effective than typical bonds of similar maturities at "locking in" yields during periods of declining interest rates. GNMA certificates typically appreciate or decline in market value during periods of declining or rising interest rates, respectively. Due to the regular repayment of principal and the prepayment feature, the effective maturities of mortgage pass-through securities are shorter than stated maturities, will vary based on market conditions and cannot be predicted in advance. The effective maturities of newly-issued GNMA certificates backed by relatively new loans at or near the prevailing interest rates are generally assumed to range between approximately 9 and 12 years.

FNMA AND FHLMC MORTGAGE-BACKED OBLIGATIONS - FNMA, a privately-owned corporate instrumentality of the U.S. Government, issues pass-through securities representing interests in a pool of conventional mortgage loans. FNMA guarantees the timely payment of principal and interest but this guarantee is not backed by the full faith and credit of the U.S. Government.

     FHLMC, a corporate instrumentality of the U.S. Government, issues participation certificates which represent an interest in a pool of conventional mortgage loans. FHLMC guarantees the timely payment of interest and the ultimate collection of principal, and maintains reserves to protect holders against losses due to default, but the certificates are not backed by the full faith and credit of the U.S. Government.

     FNMA and FHLMC securities are considered by the fund to be "U.S. Government securities" for the purpose of the fund's fundamental investment restriction stating that the fund may not purchase any security (other than securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities ("U.S. Government securities")) if, immediately after and as a result of such investment, more than 5% of the value of the fund's total assets would be invested in securities of the issuer.

     As is the case with GNMA certificates, the actual maturity of and realized yield on particular FNMA and FHLMC pass-through securities will vary based on the prepayment experience of the underlying pool of mortgages.

OTHER MORTGAGE-RELATED SECURITIES - The fund may invest in mortgage-related securities issued by financial institutions such as commercial banks, savings and loan associations, mortgage bankers and securities broker-dealers (or separate trusts or affiliates of such institutions established to issue these securities). These securities include mortgage pass-through certificates, collateralized mortgage obligations (including real estate mortgage investment conduits as authorized under the Internal Revenue Code of 1986) (CMOs) or mortgage-backed bonds. Each class of bonds in a CMO series may have a different effective maturity, bear a different coupon, and have a different priority in receiving payments. All principal payments, both regular principal payments as well as any prepayment of principal, are passed through to the holders of the various CMO classes dependent on the characteristics of each class. In some cases, all payments are passed through first to the holders of the class with the shortest stated maturity until it is completely retired. Thereafter, principal payments are passed through to the next class of bonds in the series, until all the classes have been paid off. In other cases, payments are passed through to holders of whichever class first has the shortest effective maturity at the time payments are made. As a result, an acceleration in the rate of prepayments that may be associated with declining interest rates shortens the expected life of each class. The impact of an acceleration in prepayments affects the expected life of each class differently depending on the unique characteristics of that class. In the case of some CMO series, each class may receive a differing proportion of the monthly interest and principal repayments on the underlying collateral. In these series the classes would be more affected by an acceleration (or slowing) in the rate of prepayments than CMOs which share principal and interest proportionally.

     Mortgage-backed bonds are general obligations of the issuer fully collateralized directly or indirectly by a pool of mortgages. The mortgages serve as collateral for the issuer's payment obligations on the bonds, but interest and principal payments on the mortgages are not passed through either directly (as with GNMA certificates and FNMA and FHLMC pass-through securities) or on a modified basis (as with CMOs). Accordingly, a change in the rate of prepayments on the pool of mortgages could change the effective maturity of a CMO but not that of a mortgage-backed bond (although, like many bonds, mortgage-backed bonds can provide that they are callable by the issuer prior to maturity).

OTHER ASSET-BACKED SECURITIES - The fund may invest in securities backed by loans or accounts receivable originated by banks, credit card companies, or other providers of credit. Generally, the originator of the loan or accounts receivable sells it to a specially created trust, which repackages it as securities with a term of five years or less. Examples of these types of securities include trade and automobile receivables, and credit card, home improvement, home equity and commercial mortgage backed loans. The loans underlying these securities are subject to prepayments which can decrease maturities and returns. The values of these securities are ultimately dependent upon payment of the underlying loans by individuals, and the holders generally have no recourse against the originator of the loans. Holders of these securities may experience losses or delays in payment if the original payments of principal and interest are not made to the trust with respect to the underlying loans.

     To lessen the effect of failures by obligors on underlying assets to make payments, asset-backed securities may contain elements of credit support provided through guarantees, insurance policies or letters of credit issued by a financial institution affiliated or unaffiliated with the originator of the pool. Such credit support typically covers only a portion of the par value until exhausted. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities. In addition, the amount and quality of any credit support provided to the securities and the degree to which the issuer is insulated from the credit risk of the originator or any other affiliated entities are factors in determining credit quality.

REPURCHASE AGREEMENTS - The fund may enter into repurchase agreements, under which it buys a security and obtains a simultaneous commitment from the seller to repurchase the security at a specified time and price. Repurchase agreements permit the fund to maintain liquidity and earn income over periods of time as short as overnight. The seller must maintain with the fund's custodian collateral equal to at least 100% of the repurchase price including accrued interest as monitored daily by Capital Research and Management Company. If the seller under the repurchase agreement defaults, the fund may incur a loss if the value of the collateral securing the repurchase agreement has declined and may incur disposition costs in connection with liquidating the collateral. If bankruptcy proceedings are commenced with respect to the seller, liquidation of the collateral by the fund may be delayed or limited.

FORWARD COMMITMENTS - The fund may enter into commitments to purchase or sell securities for which payment and delivery for the securities take place at a
future date.  When the fund purchases such securities it   assumes the risk of
any decline in the value of the securities beginning on the date of the agreement or purchase. When the fund sells such securities, it does not participate in further gains or losses with respect to the securities. If the other party to such a transaction fails to deliver or pay for the securities, the fund could miss a favorable price or yield opportunity, or could experience a loss.

     As the fund's aggregate commitments under these transactions increase, the opportunity for leverage similarly may increase. The fund will segregate liquid assets which will be marked to market daily in an amount sufficient to meet its payment obligations in these transactions. Although these transactions will not be entered into for leveraging purposes, to the extent the fund's aggregate commitments under these transactions exceed its segregated assets , the fund temporarily could be in a leveraged position (because it may have an amount greater than its net assets subject to market risk). Should market values of the fund's portfolio securities decline while the fund is in a leveraged position, greater depreciation of its net assets would likely occur than were it not in such a position. The fund will not borrow money to settle these transactions and, therefore, will liquidate other portfolio securities in advance of settlement if necessary to generate additional cash to meet its obligations thereunder.

     The fund also may enter into "roll" transactions, which consist of the sale of securities together with a commitment (for which the fund typically receives a fee) to purchase similar, but not identical, securities at a later date. The fund intends to treat roll transactions as two separate transactions: one involving the purchase of a security and a separate transaction involving the sale of a security. Since the fund does not intend to enter into roll transactions for financing purposes, it may treat these transactions as not falling within the definition of "borrowing" set forth in
Section 2(a)(23) of the Investment Company Act of 1940.

REVERSE REPURCHASE AGREEMENTS - The fund may enter into reverse repurchase agreements. A reverse repurchase agreement is the sale of a security by a fund and its agreement to repurchase the security at a specified time and price. This type of agreement involves the sale of a security by the fund and its commitment to repurchase the security at a specified time and price. The fund will maintain in a segregated account with its custodian liquid assets such as cash, U.S. Government securities or other appropriate high-grade debt obligations in an amount sufficient to cover its obligations under reverse repurchase agreements with broker-dealers (but no collateral is required on reverse repurchase agreements with banks). Under the Investment Company Act of 1940, as amended (the "1940 Act"), reverse repurchase agreements may be considered borrowings by the fund; accordingly, the fund will limit its investments in reverse repurchase agreements, together with any other borrowings, to no more than one-third of its total assets. The use of reverse repurchase agreements by the fund creates leverage which increases the fund's investment risk. As the fund's aggregate commitments under these reverse repurchase agreements increases, the opportunity for leverage similarly increases. If the income and gains on securities purchased with the proceeds of reverse repurchase agreements exceed the costs of the agreements, the fund's earnings or net asset value will increase faster than otherwise would be the case; conversely if the income and gains fail to exceed the costs, earnings or net asset value would decline faster than otherwise would be the case.

CASH AND CASH EQUIVALENTS - Subject to the requirement that it maintain at least 65% of its assets in bonds under normal market conditions, the fund may maintain assets in cash or cash equivalents. Cash equivalents include: (1) commercial paper (short-term notes up to 9 months in maturity issued by corporations or governmental bodies); (2) commercial bank obligations such as certificates of deposit (interest-bearing time deposits); bankers' acceptances, (time drafts on a commercial bank where the bank accepts an irrevocable obligation to pay at maturity); and documented discount notes (corporate promissory discount notes accompanied by a commercial bank guarantee to pay at maturity); (3) savings association obligations (certificates of deposit issued by mutual savings banks or savings and loan associations); (4) securities of the U.S. Government, its agencies or instrumentalities that mature, or may be redeemed, in one year or less; and (5) corporate bonds and notes that mature, or that may be redeemed, in one year or less.

PORTFOLIO TRADING - The fund intends to engage in portfolio trading when Capital Research and Management Company (the "Investment Adviser") believes that the sale of a security owned by the fund and the purchase of another security of better value can enhance principal and/or increase income. A security may be sold to avoid any prospective decline in market value in light of what is evaluated as an expected rise in prevailing yields, or a security may be purchased in anticipation of a market rise (a decline in prevailing yields). A security also may be sold and a comparable security purchased coincidentally in order to take advantage of what is believed to be a disparity in the normal yield and price relationship between the two securities, or in connection with a "roll" transaction as described in the Prospectus under " Securities and Investment Techniques" and above.

LOANS OF PORTFOLIO SECURITIES - Although the fund has no current intention of doing so during the next 12 months, the fund is authorized to lend portfolio securities to selected securities dealers or to other institutional investors whose financial condition is monitored by the Investment Adviser. The borrower must maintain with the fund's custodian collateral consisting of cash, cash equivalents or U.S. Government securities equal to at least 100% of the value of the borrowed securities, plus any accrued interest. The Investment Adviser will monitor the adequacy of the collateral on a daily basis. The fund may at any time call a loan of its portfolio securities and obtain the return of the loaned securities. The fund will receive any interest paid on the loaned securities and a fee or a portion of the interest earned on the collateral.
The fund will limit its loans of portfolio securities to an aggregate of one-third of the value of its total assets, measured at the time any such loan is made.

VARIABLE RATE OBLIGATIONS - The fund may invest in securities with interest rates that are not fixed but fluctuate based upon changes in market rates or designated indexes. Variable rate obligations have interest rates that are adjusted at designated intervals, and interest rates on floating rate obligations are adjusted whenever there are exchanges in the indexes or market rates on which their interest rates are based. In some cases the fund has the ability to demand payment from the dealer or issuer at par plus accrued interest on short notice (seven days or less). The effective maturity of a floating or variable rate obligation is deemed to be the longer of (i) the notice period required before the fund is entitled to receive payment of the obligation upon demand or (ii) the period remaining until the obligation's next interest rate adjustment. If not sold or redeemed by the fund through the demand feature, these obligations would mature on a specified date which may range up to 30 years or more from the date of issuance.

ADJUSTMENT OF MATURITIES -- The Investment Adviser seeks to anticipate movements in interest rates and adjusts the maturity distribution of the portfolio accordingly subject to maintaining, under normal market conditions, an average dollar-weighted effective portfolio maturity of 3 to 10 years. Longer term securities ordinarily yield more than shorter term securities but are subject to greater and more rapid price fluctuation. Keeping in mind the fund's objective, the Investment Adviser will increase the Fund's exposure to this price volatility only when it appears likely to increase current income without undue risk to capital.

PORTFOLIO TURNOVER - Portfolio changes will be made without regard to the length of time particular investments may have been held. High portfolio turnover involves correspondingly greater transaction costs in the form of dealer spreads or brokerage commissions, and may result in the realization of net capital gains, which are taxable when distributed to shareholders. Fixed-income securities are generally traded on a net basis and usually neither brokerage commissions nor transfer taxes are involved. The fund does not anticipate its portfolio turnover to exceed 100% annually. The fund's portfolio turnover rate would equal 100% if each security in the fund's portfolio were replaced once per year. See "Financial Highlights" in the Prospectus for the fund's portfolio turnover for each of the last eight years.

                            INVESTMENT RESTRICTIONS

     The fund has adopted certain investment restrictions which may not be changed as to the fund without a majority vote of the fund's outstanding shares. Such majority is defined by the 1940 Act as the vote of the lesser of
(i) 67% or more of the outstanding voting securities of the fund present at a meeting, if the holders of more than 50% of the outstanding voting securities are present in person or by proxy, or (ii) more than 50% of the outstanding voting securities. These restrictions provide that the fund may not:

  1. Purchase any security (other than securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities ("U.S. Government securities")) if, immediately after and as a result of such investment, more than 5% of the value of the fund's total assets would be invested in securities of the issuer;

  2. Invest 25% or more of the value of its total assets in the securities of issuers conducting their principal business activities in the same industry, except that this limitation shall not apply to U.S. Government securities;

  3. Invest in companies for the purpose of exercising control or management;

  4. Knowingly purchase securities of other managed investment companies, except in connection with a merger, consolidation, acquisition, or reorganization;

  5. Buy or sell real estate or commodities or commodity contracts in the ordinary course of its business; however, the fund may purchase or sell readily marketable debt securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein, including real estate investment trusts;

  6. Acquire securities subject to contractual restrictions preventing their ready disposition or enter into repurchase agreements or purchase time deposits maturing in more than seven days if, immediately after and as a result, the value of illiquid securities held by the fund would exceed, in the aggregate, 10% of the value of the fund's total assets;

  7. Engage in the business of underwriting securities of other issuers, except to the extent that the disposal of an investment position may technically cause it to be considered an underwriter as that term is defined under the Securities Act of 1933;

  8. Make loans, except that this does not prevent the fund from purchasing marketable debt securities and entering into repurchase agreements or making loans of portfolio securities;

  9. Sell securities short, except to the extent that the fund contemporaneously owns or has the right to acquire at no additional cost securities identical to those sold short;

 10. Purchase securities on margin, except that the fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities;

 11. Borrow money, except from banks for temporary or emergency purposes, not in excess of 5% of the value of the fund's total assets, except that the fund may enter into reverse repurchase agreements, provided that the fund will limit its aggregate borrowings to no more than one-third of its total assets;

 12. Mortgage, pledge, or hypothecate any of its assets, provided that this restriction shall not apply to the sale of securities pursuant to a reverse repurchase agreement;

 13. Purchase or retain the securities of any issuer, if those individual officers and Trustees of the fund, its investment adviser, or distributor, each owning beneficially more than 1/2 of 1% of the securities of such issuer, together own more than 5% of the securities of such issuer;

 14. Invest in interests in oil, gas, or other mineral exploration or development programs;

 15. Invest more than 5% of its total assets in warrants which are unattached to securities;

 16. Write, purchase or sell puts, calls or combinations thereof;

 17. Invest more than 5% of its total assets in securities of companies having, together with their predecessors, a record of less than three years of continuous operation.

     A further investment policy of the fund, which may be changed by action of the Board of Trustees without shareholder approval, is that the fund will not invest in securities of an issuer if the investment would cause the fund to own more than 10% of the outstanding voting securities of any one issuer. With respect to Investment Restriction #15, investments in warrants, valued at the lower of cost or market, will not exceed 5% of the value of the fund's net assets, with no more than 2% being unlisted on the New York or American Stock Exchanges. (Warrants acquired by the fund in units or attached to securities may be deemed to be without value.)

     Notwithstanding Investment Restriction #4, the fund may invest in securities of other investment companies if deemed advisable by its officers in connection with the administration of a deferred compensation plan adopted by the Trustees pursuant to an exemptive order granted by the Securities and Exchange Commission.



                           FUND OFFICERS AND TRUSTEES
                        Trustees and Trustee Compensation

NAME, ADDRESS AND AGE          POSITION         PRINCIPAL                   AGGREGATE           TOTAL           TOTAL
                               WITH             OCCUPATION(S) DURING        COMPENSATION        COMPENSATION    NUMBER
                               REGISTRANT       PAST 5 YEARS                (INCLUDING          (INCLUDING      OF FUND
                                                (POSITIONS WITHIN THE       VOLUNTARILY         VOLUNTARILY     BOARDS ON
                                                ORGANIZATIONS LISTED        DEFERRED            DEFERRED        WHICH
                                                MAY HAVE                    COMPENSATION        COMPENSATION/1/)TRUSTEE
                                                CHANGED DURING THIS         /1/) FROM           FROM ALL FUNDS  SERVES /2/
                                                PERIOD)                     THE COMPANY         MANAGED BY
                                                                            DURING FISCAL       CAPITAL RESEARCH
                                                                            YEAR ENDED          AND MANAGEMENT
                                                                            AUGUST 31,          COMPANY
                                                                            1996

++H. Frederick Christie        Trustee          Private Investor.           3,500/3/            $145,450        18
P.O. Box 144                                    Former President and
Palos Verdes Estates, CA                        Chief Executive
90274                                           Officer, The Mission
Age: 63                                         Group (non-utility
                                                holding company,
                                                subsidiary of
                                                Southern California
                                                Edison Company)

+Don R. Conlan                 Trustee          President Emeritus, The     none/4/             none/4/         12
1630 Milan Avenue                               Capital Group Companies,
South Pasadena, CA  91030                       Inc.

Diane C. Creel                 Trustee          CEO and President,          3,700               $37,450         12
100 W. Broadway                                 The Earth Technology
Suite 5000                                      Corporation
Long Beach, CA 90802
Age: 48

Martin Fenton, Jr.             Trustee          Chairman, Senior            4,100/3/            $116,150        16
4350 Executive Drive                            Resource Group
Suite 101                                       (management of senior
San Diego, CA  92121-2116                       living centers)
Age:  61

Leonard R. Fuller              Trustee          President, Fuller &         3,500               $31,575         12
4337 Marina City Drive                          Company, Inc.
Suite 841 ETN                                   (financial management
Marina del Rey, CA 90292                        consulting firm)
Age:  50

+*Abner D. Goldstine           President,       Senior Vice President       none /4/                            12
Age: 67                        PEO and          and Director, Capital                           none /4/
                               Trustee          Research and
                                                Management Company

+**Paul G. Haaga, Jr.                            Executive Vice             none /4/
Age:  48                       Chairman of      President and                                   none /4/        14
                               the Board        Director, Capital
                                                Research and
                                                Management Company

Herbert Hoover III             Trustee          Private Investor            $3,300              $63,950         14
1520 Circle Drive
San Marino, CA 91108
Age: 69

Richard G. Newman              Trustee          Chairman, President         $3,900/3/           $65,450         13
3250 Wilshire Boulevard                         and CEO,
Los Angeles, CA 90010-1599                      AECOM Technology
Age: 62                                         Corporation
                                                (architectural
                                                engineering)

Peter C. Valli                 Trustee          Chairman , BW/IP            $3,500/3/           $38,050         12
45 Sea Isle Drive                               International Inc.
Long Beach, CA 90803                            (industrial
Age: 69                                         manufacturing)



+ Trustees who are considered "interested persons as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), on the basis of their affiliation with the fund's Investment Adviser, Capital Research and Management Company.

++ May be deemed an "interested person" of the fund due to membership on the board of trustees of the parent company of a registered broker-dealer.

* Address is 11100 Santa Monica Boulevard, Los Angeles, CA 90025

** Address is 333 South Hope Street, Los Angeles, CA 90071

/1/ Amounts may be deferred by eligible Trustees under a non-qualified deferred compensation plan adopted by the fund in 1994. Deferred amounts accumulate at an earnings rate determined by the total return of one or more funds in The American Funds Group as designated by the Trustee.

/2/ Capital Research and Management Company manages The American Funds Group consisting of 28 funds: AMCAP Fund, Inc., American Balanced Fund, Inc., American High-Income Municipal Bond Fund, Inc., American High-Income Trust, American Mutual Fund, Inc., The Bond Fund of America, Inc., The Cash Management Trust of America, Capital Income Builder, Inc., Capital World Growth and Income Fund, Inc., Capital World Bond Fund, Inc., EuroPacific Growth Fund, Fundamental Investors, Inc., The Growth Fund of America, Inc., The Income Fund of America, Inc., Intermediate Bond Fund of America, The Investment Company of America, Limited Term Tax-Exempt Bond Fund of America, The New Economy Fund, New Perspective Fund, Inc., SMALLCAP World Fund, Inc., The Tax-Exempt Bond Fund of America, Inc., The Tax-Exempt Fund of California, The Tax-Exempt Fund of Maryland, The Tax-Exempt Fund of Virginia, The Tax-Exempt Money Fund of America, The U. S. Treasury Money Fund of America, U.S. Government Securities Fund and Washington Mutual Investors Fund, Inc. Capital Research and Management Company also manages American Variable Insurance Series and Anchor Pathway Fund which serve as the underlying investment vehicle for certain variable insurance contracts; and Bond Portfolio for Endowments, Inc. and Endowments, Inc. whose shares may be owned only by tax-exempt organizations.

/3/ Since the plan's adoption, the total amount of deferred compensation accrued by the fund (plus earnings thereon) for participating Trustees is as
follows:   H. Frederick Christie ($6,145), Martin Fenton, Jr. ($$6,565),
Richard G. Newman ($12,861), and Peter C. Valli (12,218). Amounts deferred and accumulated earnings thereon are not funded and are general unsecured liabilities of the fund until paid to the Director.

/4/ Don R. Conlan, Abner D. Goldstine and Paul G. Haaga, Jr. are affiliated with the Investment Adviser and, accordingly, receive no compensation from the fund.

                                 OFFICERS
       (with their principal occupations during the past five years)#

* MICHAEL J. DOWNER, VICE PRESIDENT, Capital Research and Management Company, Senior Vice President - Fund Business Management Group

** MARY C. HALL, VICE PRESIDENT . Capital Research and Management Company, Senior Vice President - Fund Business Management Group

*** JOHN H. SMET, VICE PRESIDENT. Capital Research and Management Company, Vice President

* JULIE F. WILLIAMS, SECRETARY. Capital Research and Management Company, Vice President - Fund Business Management Group

** ANTHONY W. HYNES, JR., TREASURER. Capital Research and Management Company, Vice President - Fund Business Management Group

* KIMBERLY S. VERDICK, ASSISTANT SECRETARY. Capital Research and Management Company Assistant Vice President - Fund Business Management Group

** TODD L. MILLER, ASSISTANT TREASURER. Capital Research and Management Company, Assistant Vice President - Fund Business Management Group


# Positions within the organizations listed may have changed during this period.

*  Address is 333 South Hope Street, Los Angeles, CA  90071.

** Address is 135 South State College Boulevard, Brea, CA  92821.

*** Address is 11100 Santa Monica Boulevard, Los Angeles, CA 90025.

      No compensation is paid by the fund to any officer or Trustee who is a director or officer of the Investment Adviser. The fund pays annual fees of $2,500 to Trustees who are not affiliated with the Investment Adviser, plus $200 for each Board of Trustees meeting attended, plus $200 for each meeting attended as a member of a committee of the Board of Trustees. The Trustees may elect, on a voluntary basis, to defer all or a portion of these fees through a deferred compensation plan in effect for the fund. The fund also reimburses certain expenses of the Trustees who are not affiliated with the Investment Adviser. As of December 1, 1996, the officers and Trustees and their families as a group, owned beneficially or of record fewer than 1% of the outstanding shares of the fund.

                                   MANAGEMENT
INVESTMENT ADVISER - The Investment Adviser, founded in 1931, maintains research facilities in the U.S. and abroad (Los Angeles, San Francisco, New York, Washington, D.C., London, Geneva, Singapore, Hong Kong and Tokyo), with a staff of professionals, many of whom have a number of years of investment experience. The Investment Adviser is located at 333 South Hope Street, Los Angeles, CA 90071, and at 135 South State College Boulevard, Brea, CA 92821. The Investment Adviser's research professionals travel several million miles a year, making more than 5,000 research visits in more than 50 countries around the world. The Investment Adviser believes that it is able to attract and retain quality personnel. The Investment Adviser is a wholly owned subsidiary of The Capital Group Companies, Inc.

 An affiliate of the Investment Adviser compiles indices for major stock markets around the world and compiles and edits the Morgan Stanley Capital International Perspective, providing financial and market information about more than 2,400 companies around the world.

 The Investment Adviser is responsible for more than $100 billion of stocks, bonds and money market instruments and serves over five million investors of all types throughout the world. These investors include privately owned businesses and large corporations as well as schools, colleges, foundations and other non-profit and tax-exempt organizations.

INVESTMENT ADVISORY AND SERVICE AGREEMENT - The Investment Advisory and Service Agreement (the "Agreement") between the fund and the Investment Adviser will continue in effect until October 24, 1997, unless sooner terminated, and may be renewed from year to year thereafter provided that any such renewal has been specifically approved at least annually by (i) the Board of Trustees or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the fund, and (ii) the vote of a majority of Trustees who are not parties to the Agreement or interested persons (as defined in the 1940 Act) of any such part, cast in person, at a meeting called for the purpose of voting on such approval. The Agreement provides that the Investment Adviser has no liability to the fund of its acts or omissions in the performance of its obligations to the fund not involving willful misconduct, bad faith, gross negligence or reckless disregard of its obligations under the Agreement. The Agreement also provides that either party has the right to terminate it without penalty, upon 60 days' written notice to the other party and that the Agreement automatically terminates in the event of its assignment (as defined in the 1940
Act).

 The Investment Adviser, in addition to providing investment advisory services, furnishes the services and pays the compensation and travel expenses of persons to perform the executive, administrative, clerical and bookkeeping functions of the fund, provides suitable office space and utilities, necessary small office equipment and general purpose accounting forms, supplies, and postage used at the offices of the fund. The fund pays all expenses not assumed by the Investment Adviser, including, but not limited to, custodian, stock transfer and dividend disbursing fees and expenses; costs of the designing, printing and mailing of reports, prospectuses, proxy statements, and notices to its shareholders; taxes; expenses of the issuance and redemption of shares (including stock certificates, registration and qualification fees and expenses); legal and auditing expenses; compensation, fees, and expenses paid to directors unaffiliated with the Investment Adviser; association dues; and costs of stationery and forms prepared exclusively for the fund; and costs of assembling and storing shareholder account data.

The management fee is based upon the net assets of the fund and monthly gross investment income. Gross investment income means gross income, computed without taking account of gains or losses from sales of capital assets, but including original issue discount as defined for federal income tax purposes. The Internal Revenue Code in general defines original issue discount to mean the difference between the issue price and the stated redemption price at maturity of certain debt obligations. The holder of such indebtedness is in general required to treat as ordinary income the proportionate part of the original issue discount attributable to the period during which the holder held the indebtedness. The management fee is based upon the annual rates of 0.30% of the first $60 million of the fund's average net assets, plus 0.21% on average net assets in excess of $60 million but not exceeding $1 billion, plus 0.18% on average net assets in excess of $1 billion but not exceeding $3 billion, plus 0.16% on average net assets in excess of $3 billion, plus 3% of the first $40 million of annual gross income, plus 2.5% of annual gross investment income in excess of $40 million but not exceeding $100 million, plus 2% of annual gross investment income in excess of $100 million. Assuming net assets of $1.4 billion and gross investment income levels of 6%, 7%, 8%, 9% and 10%, management fees would be 0.36%, 0.38%, 0.40%, 0.42%, and 0.44%, respectively.

 After Board approval of the new fees, the Investment Adviser voluntarily agreed to waive its fees by any amount necessary to assure that the fund's expenses would not exceed 1.00% of the average daily net assets and waive its fees by any additional amount necessary to assure that such expenses did not exceed applicable expense limitations in any state in which the fund's shares were being offered for sale. Only one state (California) continues to impose expense limitations on funds registered for sale therein. The California provision currently limits annual expenses to the sum of 2-1/2% of the first $30 million of average net assets, 2% of the next $70 million and 1-1/2% of the remaining average net assets. Rule 12b-1 distribution plan expenses would be excluded from this limit. Expenses which are not subject to these limitations include interest, taxes, brokerage commissions, transaction costs, and extraordinary items such as litigation, as well as, for purposes of the state expense limitations, any amounts excludable under the applicable regulation. Expenditures, including costs incurred in connection with the purchase or sale of portfolio securities, which are capitalized in accordance with generally accepted accounting principles applicable to investment companies, are accounted for as capital items and not as expenses.

 During the fiscal years ended August 31, 1996, 1995, and 1994, , the Investment Adviser's total fees amounted to $5,990,000, $6,106,000, and $6,742,000, respectively.

 The fund pays all expenses not specifically assumed by the Investment Adviser, including, but not limited to, registration and filing fees with federal and state agencies, blue sky expenses, expenses of shareholders meetings, the expense of reports to existing shareholders, expenses of printing proxies and prospectuses, insurance premiums, legal and auditing fees, dividend disbursement expenses, the expense of the issuance, transfer and redemption of its shares, expenses pursuant to the fund's Plan of Distribution, custodian fees, printing and preparation of registration statements, taxes and compensation and expenses of Trustees who are not affiliated with the Investment Adviser.

PRINCIPAL UNDERWRITER - American Funds Distributors, Inc. (the "Principal Underwriter") is the principal underwriter of the fund's shares. The Principal Underwriter is located at 333 South Hope Street, Los Angeles, CA 90071, 135 South State College Boulevard, Brea, CA 92821, 8000 IH-10 West, San Antonio, TX 78230, 8332 Woodfield Crossing Boulevard, Indianapolis, IN 46240, and 5300 Robin Hood Road, Norfolk, VA 23513. The fund has adopted a Plan of Distribution (the "Plan"), pursuant to rule 12b-1 under the 1940 Act (see "Principal Underwriter" in the Prospectus). The Principal Underwriter receives amounts payable pursuant to the Plan (see below) and commissions consisting of that portion of the sales charge remaining after the discounts which it allows to investment dealers. Commissions retained by the Principal Underwriter on sales of fund shares during the fiscal year ended August 31, 1996 amounted to $1,785,683 after allowance of $7,438,022 to dealers. During the fiscal year ended August 31, 1995 and 1994, the Principal Underwriter retained $1,581,362 and $3,558,588 , respectively.

 As required by rule 12b-1, the Plan (together with the Principal Underwriting Agreement) has been approved by the full Board of Trustees and separately by a majority of the Trustees who are not interested persons of the fund and who have no direct or indirect financial interest in the operation of the Plan or the Principal Underwriting Agreement, and the Plan has been approved by the
vote of a majority of the outstanding voting securities of the fund.   The
officers and Trustees who are "interested persons" of the fund due to present affiliations with the Investment Adviser and related companies may be considered to have a direct or indirect financial interest in the operation of the Plan. Potential benefits of the Plan to the fund include improved shareholder services, savings to the fund in transfer agency costs, savings to the fund in advisory fees and other expenses, benefits to the investment process from growth or stability of assets and maintenance of a financially healthy management organization. The selection and nomination of Trustees who are not "interested persons" of the fund is committed to the discretion of the Trustees who are not "interested persons" during the existence of the Plan. The Plan is reviewed quarterly and must be renewed annually by the Board of Trustees.

 Under the Plan the fund may expend up to 0.30% of its average net assets annually to finance any activity which is primarily intended to result in the sale of fund shares, provided the fund's Board of Trustees has approved the category of expenses for which payment is made. These include service fees for qualified dealers and dealer commissions and wholesaler compensation on sales of shares exceeding $1 million (including purchases by any employer-sponsored 403(b) plan or purchases by any defined contribution plan qualified under
Section 401(a) of the Internal Revenue Code including a "401(k) plan with 200 or more eligible employees). During the fund's fiscal year ended August 31, 1996, such expenses were $4,456,000 under the Plan as compensation to dealers. As of August 31, 1996 accrued and unpaid distribution expenses were $674,000.

 The Glass-Steagall Act and other applicable laws, among other things, generally prohibit federally chartered or supervised banks from engaging in the business of underwriting, selling or distributing securities, but permit banks to make shares of mutual funds available to their customers and to perform administrative and shareholder servicing functions. However, judicial or administrative decisions or interpretations of such laws, as well as changes in either federal or state statutes or regulations relating to the permissible activities of banks or their subsidiaries of affiliates, could prevent a bank from continuing to perform all or a part of its servicing activities. If a bank were prohibited from so acting, shareholder clients of such bank would be permitted to remain shareholders of the fund and alternate means for continuing the servicing of such shareholders would be sought. In such event, changes in the operation of the fund might occur and shareholders serviced by such bank might no longer be able to avail themselves of any automatic investment or other services then being provided by such bank. It is not expected that shareholders would suffer with adverse financial consequences as a result of any of these occurrences.

 In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein and certain banks and financial institutions may be required to be registered as dealers pursuant to state law.

                   DIVIDENDS, DISTRIBUTIONS AND FEDERAL TAXES

 The fund intends to meet all the requirements and has elected the tax status of a "regulated investment company" under the provisions of Subchapter M of the Internal Revenue Code of 1986 (the "Code"). Under Subchapter M, if the fund distributes within specified times at least 90% of its investment company taxable income (net investment income and the excess of net short-term capital gains over net long-term capital losses), it will be taxed only on that portion of the investment company taxable income that it retains.

 To qualify, the fund must (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock, securities, currencies or other income derived with respect to its business of investing in such stock, securities, or currencies; (b) derive less than 30% of its gross income from the sale or other disposition of stock or securities held less than three months; and (c) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the fund's assets is represented by cash, cash items, U.S. Government securities, securities of other regulated investment companies and other securities which must be limited, in respect of any one issuer, to an amount not greater than 5% of the fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), or in two or more issuers which the fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses.

 Under the Code, a nondeductible excise tax of 4% is imposed on the excess of a regulated investment company's "required distribution" for the calendar year ending within the regulated investment company's taxable year over the "distributed amount" for such calendar year. The term "required distribution" means the sum of (i) 98% of ordinary income (generally net investment income) for the calendar year, (ii) 98% of capital gain (both long-term and short-term) for the one-year period ending on October 31 (as though the one-year period ending on October 31 were the regulated investment company's taxable year), and
(iii) the sum of any untaxed, undistributed net investment income and net capital gains of the regulated investment company for prior periods. The term "distributed amount" generally means the sum of (i) amounts actually distributed by the fund from its current year's ordinary income and capital gain net income and (ii) any amount on which the Fund pays income tax for the year. The fund intends to distribute net investment income and net capital gains so as to minimize or avoid the excise tax liability.

 The fund also intends to distribute to shareholders all of the excess of net long-term capital gain over net short-term capital loss on sales of securities. If the net asset value of shares of the fund should, by reason of a distribution of realized capital gains, be reduced below a shareholder's cost, such distribution would to that extent be a return of capital to that shareholder even though taxable to the shareholder, and a sale of shares by a shareholder at net asset value at that time would establish a capital loss for federal tax purposes. In particular, investors should consider the tax implications of purchasing shares just prior to a dividend or distribution record date. Those investors purchasing shares just prior to such a date will then receive a partial return of capital upon the dividend or distribution, which will nevertheless be taxable to them as an ordinary or capital gains dividend.

 Dividends and distributions generally are taxable to shareholders at the time they are paid. However, dividends and distributions declared payable in October, November and December and made payable to shareholders of record in such a month are treated as paid and are thereby taxable as of December 31, provided that the fund pays the dividend no later than the end of January of the following year.

 If a shareholder exchanges or otherwise disposes of shares of the fund within 90 days of having acquired such shares, and if, as a result of having acquired those shares, the shareholder subsequently pays a reduced sales charge for shares of the fund, or of a different fund, the sales charge previously incurred in acquiring the fund's shares shall not be taken into account (to the extent such previous sales charges do not exceed the reduction in sales charges) for the purpose of determining the amount of gain or loss on the exchange, but will be treated as having been incurred in the acquisition of such other shares. Also, any loss realized on a redemption or exchange of shares of a fund will be disallowed to the extent substantially identical shares are reacquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of.

 Under the Code, distributions of net investment income by the fund to a shareholder who, as to the U.S., is a nonresident alien individual, nonresident alien fiduciary of a trust or estate, non-U.S. corporation, or non-U.S. partnership (a "non-U.S. shareholder") will be subject to U.S. withholding tax (at a rate of 30% or lower treaty rate). Withholding will not apply if a dividend paid by the fund to a non-U.S. shareholder is "effectively connected" with a U.S. trade or business, in which case the reporting and withholding requirements applicable to U.S. citizens, U.S. residents, or domestic corporations will apply. However, if the distribution is effectively connected with the conduct of the non-U.S. shareholder's trade or business within the U.S., the distribution would be included in the net income of the shareholder and subject to U.S. income tax at the applicable marginal rate. Distributions of capital gains not effectively connected with a U.S. trade or business are not subject to the withholding, but if the non-U.S. shareholder was an individual who was physically present in the U.S. during the tax year for more than 182 days and such shareholder is nonetheless treated as a nonresident alien, the distributions would be subject to a 30% tax.

 The fund may be required to pay withholding and other taxes imposed by countries outside the U.S. which would reduce the fund's investment income, generally at rates from 10% to 40%. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% in value of the fund's total assets at the close of its taxable year consist of securities of non-U.S. corporations, the fund will be eligible to file elections with the Internal Revenue Service pursuant to which shareholders of the fund will be required to include their respective pro rata portions of such withholding taxes in their federal income tax returns as gross income, treat such amounts as foreign taxes paid by them, and deduct such amounts in computing their taxable incomes or, alternatively, use them as foreign tax credits against their federal income taxes. The fund does not currently expect to meet the eligibility requirement for filing this election as its investments in securities of non-U.S. issuers are extremely limited.

 As of the date of this statement of additional information, the maximum stated individual tax rate applicable to ordinary income is 39.6% (effective tax rates may be higher for some individuals due to phase out of exemptions and elimination of deductions); the maximum individual tax rate applicable to net capital gain is 28%; and the maximum corporate tax applicable to ordinary income and net capital gains is 35%. However, to eliminate the benefit of lower marginal corporate income tax rates, corporations which have taxable income in excess of $100,000 in a taxable year will be required to pay an additional amount of tax of up to $11,750, and corporations which have taxable income in excess of $15,000,000 for a taxable year will be required to pay an additional amount of income tax up to $100,000. Naturally, the amount of tax payable by a taxpayer will be affected by a combination of tax law rules covering, E.G., deductions, credits, deferrals, exemptions, sources of income and other matters. Under the Code, an individual is entitled to establish an IRA each year (prior to the tax return filing deadline for that year) whereby earnings on investments are tax-deferred. In addition, in some cases, the IRA contribution itself may be deductible.

 The foregoing is limited to a discussion of federal taxation and should not be viewed as a comprehensive discussion of all provisions of the Code relevant to investors. Dividends and distributions may also be subject to state or local taxes. Investors should consult their own tax advisers for additional details as to their particular tax status.

                             PURCHASE OF SHARES

METHOD           INITIAL INVESTMENT              ADDITIONAL INVESTMENTS

                 See "Investment Minimums        $50 minimum (except where
                 and Fund Numbers" for           a lower minimum is noted
                 initial investment              under "Investment
                 minimums.                       Minimums and Fund
                                                 Numbers").

By               Visit any investment            Mail directly to your
contacting       dealer who is registered        investment dealer's
your             in the state where the          address printed on your
investment       purchase is made and who        account statement.
dealer           has a sales agreement
                 with American Funds
                 Distributors.

By mail          Make your check payable         Fill out the account
                 to the fund and mail to         additions form at the
                 the address indicated on        bottom of a recent account
                 the account application.        statement, make your check
                 Please indicate an              payable to the fund, write
                 investment dealer on the        your account number on
                 account application.            your check, and mail the
                                                 check and form in the
                                                 envelope provided with
                                                 your account statement.

By               Please contact your             Complete the "Investments
telephone        investment dealer to            by Phone" section on the
                 open account, then              account application or
                 follow the procedures           American FundsLink
                 for additional                  Authorization Form.  Once
                 investments.                    you establish the
                                                 privilege, you, your
                                                 financial advisor or any
                                                 person with your account
                                                 information can call
                                                 American FundsLineR and
                                                 make investments by
                                                 telephone (subject to
                                                 conditions noted in
                                                 "Telephone Purchases,
                                                 Sales and Exchanges"
                                                 below).

By wire          Call 800/421-0180 to            Your bank should wire your
                 obtain                          additional
                 your account number(s),         investments in the same
                 if                              manner as
                 necessary.  Please              described under "Initial
                 indicate an                     Investment."
                 investment dealer on the
                 account.  Instruct your
                 bank to
                 wire funds to:
                 Wells Fargo Bank
                 155 Fifth Street
                 Sixth Floor
                 San Francisco, CA 94106
                 (ABA #121000248)
                 For credit to the
                 account of:
                 American Funds Service
                 Company
                 a/c #4600-076178
                 (fund name)
                 (your fund acct. no.)

THE FUNDS AND AMERICAN FUNDS DISTRIBUTORS RESERVE THE RIGHT TO
REJECT ANY PURCHASE ORDER.




 INVESTMENT MINIMUMS AND FUND NUMBERS - Here are the minimum initial investments required by the funds in The American Funds Group along with fund numbers for use with our automated phone line, American FundsLineR (see description below):

                                             MINIMUM                 FUND
FUND                                         INITIAL                 NUMBER
                                             INVESTMENT

STOCK AND STOCK/BOND FUNDS

AMCAP FundR                                                          02
                                             $1,000

American Balanced FundR                                              11
                                             500

American Mutual FundR                                                03
                                             250

Capital Income BuilderR                                              12
                                             1,000

Capital World Growth and Income Fund(sm)                             33
                                             1,000

EuroPacific Growth FundR                                             16
                                             250

Fundamental Investors(sm)                                            10
                                             250

The Growth Fund of AmericaR                                          05
                                             1,000

The Income Fund of AmericaR                                          06
                                             1,000

The Investment Company of AmericaR                                   04
                                             250

The New Economy FundR                                                14
                                             1,000

New Perspective FundR                                                07
                                             250

SMALLCAP World FundR                                                 35
                                             1,000

Washington Mutual Investors Fund(sm)                                 01
                                             250

BOND FUNDS

American High-Income Municipal Bond FundR                            40
                                             1,000

American High-Income Trust(sm)                                       21
                                             1,000

The Bond Fund of America(sm)                                         08
                                             1,000

Capital World Bond FundR                                             31
                                             1,000

Intermediate Bond Fund of America(sm)                                23
                                             1,000

Limited Term Tax-Exempt Bond Fund of America(sm)                     43
                                             1,000

The Tax-Exempt Bond Fund of AmericaR                                 19
                                             1,000

The Tax-Exempt Fund of CaliforniaR*                                  20
                                             1,000

The Tax-Exempt Fund of MarylandR*                                    24
                                             1,000

The Tax-Exempt Fund of VirginiaR*                                    25
                                             1,000

U.S. Government Securities Fund(sm)                                  22
                                             1,000

MONEY MARKET FUNDS

The Cash Management Trust of AmericaR                                09
                                             2,500

The Tax-Exempt Money Fund of America(sm)                             39
                                             2,500

The U.S. Treasury Money Fund of America(sm)                          49
                                             2,500

___________
*Available only in certain states.



For retirement plan investments, the minimum is $250, except that the money market funds have a minimum of $1,000 for individual retirement accounts
(IRAs). Minimums are reduced to $50 for purchases through "Automatic Investment Plans" (except for the money market funds) or to $25 for purchases by retirement plans through payroll deductions and may be reduced or waived for shareholders of other funds in The American Funds Group. TAX-EXEMPT FUNDS SHOULD NOT SERVE AS RETIREMENT PLAN INVESTMENTS. The minimum is $50 for additional investments (except as noted above).

 DEALER COMMISSIONS - The sales charges you pay when purchasing the stock, stock/bond, and bond funds of The American Funds Group are set forth below. The money market funds of The American Funds Group are offered at net asset value. (See "Investment Minimums and Fund Numbers" for a listing of the funds.)

                                 SALES CHARGE AS                   DEALER
AMOUNT OF PURCHASE               PERCENTAGE OF THE:                CONCESSION
AT THE OFFERING PRICE                                              AS PERCENTAGE
                                                                   OF THE
                                                                   OFFERING
                                                                   PRICE

                                 NET AMOUNT       OFFERING
                                 INVESTED         PRICE

STOCK AND STOCK/BOND FUNDS

Less than $50,000
                                 6.10%            5.75%            5.00%

$50,000 but less than $100,000
                                 4.71             4.50             3.75

BOND FUNDS

Less than $25,000
                                 4.99             4.75             4.00

$25,000 but less than $50,000
                                 4.71             4.50             3.75

$50,000 but less than $100,000
                                 4.17             4.00             3.25

STOCK, STOCK/BOND, AND BOND FUNDS

$100,000 but less than $250,000
                                 3.63             3.50             2.75

$250,000 but less than $500,000
                                 2.56             2.50             2.00

$500,000 but less than $1,000,000
                                 2.04             2.00             1.60

$1,000,000 or more                                                 (see below)
                                 none             none


 Commissions of up to 1% will be paid to dealers who initiate and are responsible for purchases of $1 million or more, for purchases by any employer-sponsored 403(b) plan or purchases by any defined contribution plan qualified under Section 401(a) of the Internal Revenue Code including a "401(k)" plan with 200 or more eligible employees, and for purchases made at net asset value by certain retirement plans of organizations with collective retirement plan assets of $100 million or more: 1.00% on amounts of $1 million to $2 million, 0.80% on amounts over $2 million to $3 million, 0.50% on amounts over $3 million to $50 million, 0.25% on amounts over $50 million to $100 million, and 0.15% on amounts over $100 million. The level of dealer commissions will be determined based on sales made over a 12-month period commencing from the date of the first sale at net asset value.

American Funds Distributors, at its expense (from a designated percentage of its income), will, during calendar year 1997, provide additional compensation to dealers. Currently these payments are limited to the top one hundred dealers who have sold shares of the fund or other funds in The American Funds Group. These payments will be based on a pro rata share of a qualifying dealer's sales. American Funds Distributors will, on an annual basis, determine the advisability of continuing these payments.

 Any employer-sponsored 403(b) plan or defined contribution plan qualified under Section 401(a) of the Internal Revenue Code including a "401(k)" plan with 200 or more eligible employees or any other purchaser investing at least $1 million in shares of the fund (or in combination with shares of other funds in The American Funds Group other than the money market funds) may purchase shares at net asset value; however, a contingent deferred sales charge of 1% is imposed on certain redemptions made within twelve months of the purchase. (See "Redeeming Shares--Contingent Deferred Sales Charge.")

Qualified dealers currently are paid a continuing service fee not to exceed 0.25% of average net assets (0.15% in the case of the money market funds) annually in order to promote selling efforts and to compensate them for providing certain services. These services include processing purchase and redemption transactions, establishing shareholder accounts and providing certain information and assistance with respect to the fund.

NET ASSET VALUE PURCHASES - The stock, stock/bond and bond funds may sell shares at net asset value to: (1) current or retired directors, trustees, officers and advisory board members of the funds managed by Capital Research and Management Company, employees of Washington Management Corporation, employees and partners of The Capital Group Companies, Inc. and its affiliated companies, certain family members of the above persons, and trusts or plans primarily for such persons; (2) current registered representatives, retired registered representatives with respect to accounts established while active, or full-time employees (and their spouses, parents, and children) of dealers who have sales agreements with American Funds Distributors (or who clear transactions through such dealers) and plans for such persons or the dealers;
(3) companies exchanging securities with the fund through a merger, acquisition or exchange offer; (4) trustees or other fiduciaries purchasing shares for certain retirement plans of organizations with retirement plan assets of $100 million or more; (5) insurance company separate accounts; (6) accounts managed by subsidiaries of The Capital Group Companies, Inc.; and (7) The Capital Group Companies, Inc., its affiliated companies and Washington Management Corporation. Shares are offered at net asset value to these persons and organizations due to anticipated economies in sales effort and expense.

STATEMENT OF INTENTION - The reduced sales charges and public offering prices set forth in the Prospectus apply to purchases of $25,000 or more made within a 13-month period subject to the following statement of intention (the "Statement") terms: The Statement is not a binding obligation to purchase the indicated amount. When a shareholder elects to utilize the Statement in order to qualify for a reduced sales charge, shares equal to 5% of the dollar amount specified in the Statement will be held in escrow in the shareholder's account out of the initial purchase (or subsequent purchases, if necessary) by the Transfer Agent. All dividends and any capital gain distributions on shares held in escrow will be credited to the shareholder's account in shares (or paid in cash, if requested). If the intended investment is not completed within the specified 13-month period, the purchaser will remit to the Principal Underwriter the difference between the sales charge actually paid and the sales charge which would have been paid if the total purchases had been made at a single time. If the difference is not paid within 45 days after written request by the Principal Underwriter or the securities dealer, the appropriate number of shares held in escrow will be redeemed to pay such difference. If the proceeds from this redemption are inadequate, the purchaser will be liable to the Principal Underwriter for the balance still outstanding. The Statement may be revised upward at any time during the 13-month period, and such a revision will be treated as a new Statement, except that the 13-month period during which the purchase must be made will remain unchanged and there will be no retroactive reduction of the sales charges paid on prior purchases.
Existing holdings eligible for rights of accumulation (see the prospectus and account application) may be credited toward satisfying the Statement. During the Statement period reinvested dividends and capital gain distributions, investments in money market funds, and investments made under a right of reinstatement will not be credited toward satisfying the Statement.

 In the case of purchase orders by the trustees of certain retirement plans by payroll deduction, the sales charge for the investments made during the 13-month period will be handled as follows: the regular monthly payroll deduction investment will be multiplied by 13 and then multiplied by 1.5. The current value of existing American Funds investments (other than money market fund investments) and any rollovers or transfers reasonably anticipated to be invested in non-money market American Funds during the 13-month period are added to the figure determined above. The sum is the Statement amount and applicable breakpoint level. On the first investment and all other investments made pursuant to the statement of intention, a sales charge will be assessed according to the sales charge breakpoint thus determined. There will be no retroactive adjustments in sales charges on investments previously made during the 13-month period.

 Shareholders purchasing shares at a reduced sales charge under a Statement indicate their acceptance of these terms with their first purchase.

 AGGREGATION - Sales charge discounts are available for certain aggregated investments. Qualifying investments include those by you, your spouse and your children under the age of 21, if all parties are purchasing shares for their own account(s), which may include purchases through employee benefit plan(s) such as an IRA, individual-type 403(b) plan or single-participant Keogh-type plan or by a business solely controlled by these individuals (for example, the individuals own the entire business) or by a trust (or other fiduciary arrangement) solely for the benefit of these individuals. Individual purchases by a trustee(s) or other fiduciary(ies) may also be aggregated if the investments are (1) for a single trust estate or fiduciary account, including an employee benefit plan other than those described above or (2) made for two or more employee benefit plans of a single employer or of affiliated employers as defined in the Investment Company Act of 1940, again excluding employee benefit plans described above, or (3) for a diversified common trust fund or other diversified pooled account not specifically formed for the purpose of accumulating fund shares. Purchases made for nominee or street name accounts (securities held in the name of an investment dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with those made for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

PRICE OF SHARES - Purchases of shares are made at the offering price next determined after the purchase order is received by the fund or American Funds Service Company. This offering price is effective for orders received prior to the time of determination of the net asset value and, in the case of orders placed with dealers, accepted by the Principal Underwriter prior to its close of business. In case of orders sent directly to the fund or American Funds Service Company, an investment dealer MUST be indicated. The dealer is responsible for promptly transmitting purchase orders to the Principal Underwriter. Orders received by the investment dealer, the Transfer Agent, or the fund after the time of the determination of the net asset value will be entered at the next calculated offering price. Prices which appear in the newspaper are not always indicative of prices at which you will be purchasing and redeeming shares of the fund, since such prices generally reflect the previous day's closing price whereas purchases and redemptions are made at the next calculated closing price.

 The price you pay for fund shares, the public offering price, is based on the net asset value per share which is calculated once daily at the close of trading (currently 4:00 p.m., New York time) each day the New York Stock Exchange is open as set forth below. The New York Stock Exchange is currently closed on weekends and on the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day. The net asset value per share of the fund is determined as follows:

 1. Long-term debt securities and U.S. Treasury notes are valued at prices obtained from a bond pricing service provided by a major dealer in bonds, when such prices are available; however, in circumstances where the Investment Adviser deems it appropriate to do so, such securities will be valued at the mean of representative quoted bid and asked prices. Short-term securities with 60 days or less to maturity are amortized to maturity based on their cost to the fund if acquired within 60 days of maturity or, if already held by the fund on the 60th day, based on the value determined on the 61st day. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Board of Trustees or a committee thereof. The fair value of any other assets is added to the value of securities to arrive at total assets; and

 2. The fund's liabilities, including proper accruals of expense items, are deducted from total assets; and

 3. The net assets so obtained are then divided by the total number of shares outstanding and the result, rounded to the nearer cent, is the net asset value per share.

 Any purchase order may be rejected by the Principal Underwriter or by the fund. The fund will not knowingly sell fund shares (other than for the reinvestment of dividends or capital gain distributions) directly or indirectly or through a unit investment trust to any other person or entity, where, after the sale, such person or entity would own beneficially directly, indirectly, or through a unit investment trust more than 4.5% of the outstanding shares of the fund without the consent of a majority of the Board of Trustees.


                              REDEEMING SHARES

By writing to             Send a letter of instruction specifying
American Funds            the name of the fund, the number of shares
Service Company (at       or dollar amount to be sold, your name and
the appropriate           account number.  You should also enclose
address indicated         any share certificates you wish to redeem.
under "Principal          For redemptions over $50,000 and for
Underwriter and           certain redemptions of $50,000 or less
Transfer                  (see below), your signature must be
Agent" in the             guaranteed by a bank, savings association,
Prospectus)               credit union, or member firm of a domestic
                          stock exchange or the National Association
                          of Securities Dealers, Inc. that is an
                          eligible guarantor institution.  You
                          should verify with the institution that it
                          is an eligible guarantor prior to signing.
                          Additional documentation may be required
                          for redemption of shares held in
                          corporate, partnership or fiduciary
                          accounts.  Notarization by a Notary Public
                          is not an acceptable signature guarantee.

By contacting your        If you redeem shares through your
investment                investment dealer, you may be charged for
dealer                    this service.  SHARES HELD FOR YOU IN YOUR
                          INVESTMENT DEALER'S STREET NAME MUST BE
                          REDEEMED THROUGH THE DEALER.

You may have a            You may use this option, provided the
redemption                account is registered in the name of an
check sent to you         individual(s), a UGMA/UTMA custodian, or a
by using                  non-retirement plan trust.  These
American FundsLineR       redemptions may not exceed $10,000 per
or by                     day, per fund account and the check must
telephoning,              be made payable to the shareholder(s) of
faxing, or                record and be sent to the address of
telegraphing              record provided the address has been used
American Funds            with the account for at least 10 days.
Service Company           See  "Principal Underwriter and Transfer
(subject to the           Agent" in the Prospectus and "Exchange
conditions noted in       Privilege" below for the appropriate
this section and in       telephone or fax number.
"Telephone
Purchases, Sales and
Exchanges" below)



In the case of the        Upon request (use the account application
money                     for the money market funds) you may
market funds, you         establish telephone redemption privileges
may have                  (which will enable you to have a
redemptions wired         redemption sent to your bank account)
to your                   and/or check writing privileges.  If you
bank by telephoning       request check writing privileges, you will
American Funds            be provided with checks that you may use
Service Company           to draw against your account.  These
($1,000 or more) or       checks may be made payable to anyone you
by writing a check        designate and must be signed by the
($250 or more)            authorized number of registered
                          shareholders exactly as indicated on your
                          checking account signature card.


 A SIGNATURE GUARANTEE IS NOT CURRENTLY REQUIRED FOR ANY REDEMPTION OF $50,000

OR LESS PROVIDED THE REDEMPTION CHECK IS MADE PAYABLE TO THE REGISTERED SHAREHOLDER(S) AND IS MAILED TO THE ADDRESS OF RECORD, PROVIDED THE ADDRESS HAS BEEN USED WITH THE ACCOUNT FOR AT LEAST 15 DAYS.

CONTINGENT DEFERRED SALES CHARGE - A contingent deferred sales charge of 1% applies to certain redemptions made within twelve months of purchase on investments of $1 million or more and on any investment made with no initial sales charge by any employer-sponsored 403(b) plan or defined contribution plan qualified under Section 401(a) of the Internal Revenue Code including a "401(k)" plan with 200 or more eligible employees. The charge is 1% of the lesser of the value of the shares redeemed (exclusive of reinvested dividends and capital gain distributions) or the total cost of such shares. Shares held for the longest period are assumed to be redeemed first for purposes of calculating this charge. The charge is waived for exchanges (except if shares acquired by exchange were then redeemed within 12 months of the initial purchase); for distributions from qualified retirement plans and other employee benefit plans; for redemptions resulting from participant-directed switches among investment options within a participant-directed employer-sponsored retirement plan; for distributions from 403(b) plans or IRAs due to death, disability or attainment of age 591/2; for tax-free returns of excess contributions to IRAs; for redemptions through certain automatic withdrawals not exceeding 10% of the amount that would otherwise be subject to the charge; and for redemptions in connection with loans made by qualified retirement plans.

                  SHAREHOLDER ACCOUNT SERVICES AND PRIVILEGES

AUTOMATIC INVESTMENT PLAN - The automatic investment plan enables shareholders to make regular monthly or quarterly investments in shares through automatic charges to their bank accounts. With shareholder authorization and bank approval, the Transfer Agent will automatically charge the bank account for the amount specified ($50 minimum), which will be automatically invested in shares
at the offering price on or about the dates you select   Bank accounts will be
charged on the day or a few days before investments are credited, depending on the bank's capabilities, and shareholders will receive a confirmation statement showing the current transaction. Participation in the plan will begin within 30 days after receipt of the account application. If the shareholder's bank account cannot be charged due to insufficient funds, a stop-payment order or closing of the account, the plan may be terminated and the related investment reversed. The shareholder may change the amount of the investment or discontinue the plan at any time by writing the Transfer Agent.

AUTOMATIC REINVESTMENT - Dividends and capital gain distributions are reinvested in additional shares at no sales charge unless you indicate otherwise on the account application. You also may elect to have dividends and/or capital gain distributions paid in cash by informing the fund, American Funds Service Company or your investment dealer.

CROSS-REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS - A shareholder in one fund may elect to cross-reinvest dividends or dividends and capital gain distributions paid by that fund (the "paying fund") into any other fund in The American Funds Group (the "receiving fund") subject to the following conditions: (i) the aggregate value of the shareholder's account(s) in the paying fund(s) must equal or exceed $5,000 (this condition is waived if the value of the account in the receiving fund equals or exceeds that fund's minimum initial investment requirement), (ii) as long as the value of the account in the receiving fund is below that fund's minimum initial investment requirement, dividends and capital gain distributions paid by the receiving fund must be automatically reinvested in the receiving fund, and (iii) if this privilege is discontinued with respect to a particular receiving fund, the value of the account in that fund must equal or exceed the fund's minimum initial investment requirement or the fund shall have the right, if the shareholder fails to increase the value of the account to such minimum within 90 days after being notified of the deficiency, automatically to redeem the account and send the proceeds to the shareholder. These cross-reinvestments of dividends and capital gain distributions will be at net asset value (without sales charge).

EXCHANGE PRIVILEGE- You may exchange shares into other funds in The American Funds Group. Exchange purchases are subject to the minimum investment requirements of the fund purchased and no sales charge generally applies. However, exchanges of shares from the money market funds are subject to applicable sales charges on the fund being purchased, unless the money market fund shares were acquired by an exchange from a fund having a sales charge, or by reinvestment or cross-reinvestment of dividends or capital gain distributions.

 You may exchange shares by writing to American Funds Service Company (see "Redeeming Shares"), by contacting your investment dealer, by using American FundsLineR (see "American FundsLineR" below), or by telephoning 800/421-0180 toll-free, faxing (see "Principal Underwriter and Transfer Agent" in the Prospectus for the appropriate fax numbers) or telegraphing American Funds Service Company. (See "Telephone Redemptions and Exchanges" below.) Shares held in corporate-type retirement plans for which Capital Guardian Trust Company serves as trustee may not be exchanged by telephone, fax or telegraph. Exchange redemptions and purchases are processed simultaneously at the share prices next determined after the exchange order is received. (See "Purchase of Shares--Price of Shares.") THESE TRANSACTIONS HAVE THE SAME TAX CONSEQUENCES AS ORDINARY SALES AND PURCHASES.

AUTOMATIC EXCHANGES - You may automatically exchange shares (in amounts of $50 or more) among any of the funds in The American Funds Group on any day (or preceding business day if the day falls on a non-business day) of each month you designate. You must either meet the minimum initial investment requirement for the receiving fund OR the originating fund's balance must be at least $5,000 and the receiving fund's minimum must be met within one year.

AUTOMATIC WITHDRAWALS - Withdrawal payments are not to be considered as dividends, yield or income. Automatic investments may not be made into a shareholder account from which there are automatic withdrawals. Withdrawals of amounts exceeding reinvested dividends and distributions and increases in share value would reduce the aggregate value of the shareholder's account. The Transfer Agent arranges for the redemption by the fund of sufficient shares, deposited by the shareholder with the Transfer Agent, to provide the withdrawal payment specified.

ACCOUNT STATEMENTS - Your account is opened in accordance with your registration instructions. Transactions in the account, such as additional investments and dividend reinvestments, will be reflected on regular confirmation statements from American Funds Service Company. Purchases through automatic investment plans and certain retirement plans will be confirmed at least quarterly.

AMERICAN FUNDSLINER - You may check your share balance, the price of your shares, or your most recent account transaction, redeem shares (up to $10,000 per fund, per account each day), or exchange shares around the clock with American FundsLineR. To use this service, call 800/325-3590 from a TouchTonet telephone. Redemptions and exchanges through American FundsLineR are subject to the conditions noted above and in "Redeeming Shares--Telephone Redemptions and Exchanges" below. You will need your fund number (see the list of funds in The American Funds Group under "Purchase of Shares--Investment Minimums and Fund Numbers"), personal identification number (the last four digits of your Social Security number or other tax identification number associated with your account) and account number.

TELEPHONE REDEMPTIONS AND EXCHANGES - By using the telephone (including American FundsLineR), fax or telegraph redemption and/or exchange options, you agree to hold the fund, American Funds Service Company, any of its affiliates or mutual funds managed by such affiliates, and each of their respective directors, trustees, officers, employees and agents harmless from any losses, expenses, costs or liability (including attorney fees) which may be incurred in connection with the exercise of these privileges. Generally, all shareholders are automatically eligible to use these options. However, you may elect to opt out of these options by writing American Funds Service Company (you may also reinstate them at any time by writing American Funds Service Company). If American Funds Service Company does not employ reasonable procedures to confirm that the instructions received from any person with appropriate account information are genuine, the fund may be liable for losses due to unauthorized or fraudulent instructions. In the event that shareholders are unable to reach the fund by telephone because of technical difficulties, market conditions, or a natural disaster, redemption and exchange requests may be made in writing only.

                      EXECUTION OF PORTFOLIO TRANSACTIONS

 There are occasions on which portfolio transactions for the fund may be executed as part of concurrent authorizations to purchase or sell the same security for other funds served by the Investment Adviser, or for trusts or other accounts served by affiliated companies of the Investment Adviser. Although such concurrent authorizations potentially could be either advantageous or disadvantageous to the Fund, they are effected only when the Investment Adviser believes that to do so is in the interest of the Fund. When such concurrent authorizations occur, the objective is to allocate the executions in an equitable manner.

 Brokerage commissions paid on portfolio transactions, including dealer concessions on underwritings, for the fiscal years ended August 31, 1996, 1995, and 1994, amounted to $333,703, $124,750, and $224,500, respectively.

                              GENERAL INFORMATION

CUSTODIAN OF ASSETS - Securities and cash owned by the fund, including proceeds from the sale of shares of the fund and of securities in the fund's portfolio, are held by The Chase Manhattan Bank, One Chase Manhattan Plaza, New York, NY 10081, as Custodian.

TRANSFER AGENT - American Funds Service Company, a wholly owned subsidiary of the Investment Adviser, maintains the records of each shareholder's account, processes purchases and redemptions of the fund's shares, acts as dividend and capital gain distribution disbursing agent, and performs other related shareholder service functions. American Funds Service Company was paid a fee of $1,138,000 for the fiscal year ended August 31, 1996.

INDEPENDENT AUDITORS - Deloitte & Touche LLP, 1000 Wilshire Boulevard, 15th Floor, Los Angeles, CA 90017, has served as the fund's independent auditors since its inception, providing audit services, preparation of tax returns and review of certain documents to be filed with the Securities and Exchange Commission. The financial statements included in this Statement of Additional Information have been so included in reliance on the report of the independent auditors given on the authority of said firm as experts in accounting and auditing.

REPORTS TO SHAREHOLDERS - The fund's fiscal year ends on August 31. Shareholders are provided at least semiannually with reports showing the investment portfolio, financial statements and other information. The fund's annual financial statements are audited annually by the Trust's independent auditors, Deloitte & Touche LLP, whose selection is determined by the Trustees.

PERSONAL INVESTING POLICY - Capital Research and Management Company and its affiliated companies have adopted a personal investing policy consistent with Investment Company Institute guidelines. This policy includes: a ban on acquisitions of securities pursuant to an initial public offering; restrictions on acquisitions of private placement securities; pre-clearance and reporting requirements; review of duplicate confirmation statements; annual recertification of compliance with codes of ethics; disclosure of personal holdings by certain investment personnel prior to recommendation for purchase for the fund; blackout periods on personal investing for certain investment personnel; ban on short-term trading profits for investment personnel; limitations on service as a director of publicly traded companies; and disclosure of personal securities transactions. You may obtain a summary of the personal investing policy by contacting the Secretary of the fund.

 The financial statements including the investment portfolio and the report of Independent Auditors contained in the Annual Report are included in this Statement of Additional Information. The following information is not included in the Annual Report:

DETERMINATION OF NET ASSET VALUE, REDEMPTION PRICE AND
OFFERING PRICE PER SHARE -- AUGUST 31, 1996

Net asset value and redemption price per share

(Net assets divided by                            $13.26
shares outstanding)

Offering price per share (100/95.25 of per share

net asset value, which
takes into account the

Fund's current                                    $13.92
maximum sales charge)



SHAREHOLDER AND TRUSTEE RESPONSIBILITY - Under the laws of certain states, including Massachusetts, where the fund was organized, and California, where the fund's principal office is located, shareholders of a Massachusetts business trust may, under certain circumstances, be held personally liable as partners for the obligations of the fund. However, the risk of a shareholder incurring any financial loss on account of shareholder liability is limited to circumstances in which the fund itself would be unable to meet its obligations. The Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the fund and provides that notice of the disclaimer may be given in each agreement, obligation, or instrument which is entered into or executed by the fund or Trustees. The Declaration of Trust provides for indemnification out of fund property of any shareholder held personally liable for the obligations of the fund and also provides for the fund to reimburse such shareholder for all legal and other expenses reasonably incurred in connection with any such claim or liability.

 Under the Declaration of Trust, the Trustees or officers are not liable for actions or failure to act; however, they are not protected from liability by reason of their willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office. The fund will provide indemnification to its Trustees and officers as authorized by its By-Laws and by the 1940 Act and the rules and regulations thereunder.

SHAREHOLDER VOTING RIGHTS - All shares of the fund have equal voting rights and may be voted in the elections of Trustees and on other matters submitted to the vote of shareholders. As permitted by Massachusetts law, there will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders. At that time, the Trustees then in office will call a shareholders' meeting for the election of Trustees. The Trustees must call a meeting of shareholders for the purpose of voting upon the question of removal of any Trustee when requested to do so by the record holders of 10% of the outstanding shares. At such a meeting, a Trustee may be removed after the holders of record of not less than two-thirds of the outstanding shares have declared that the Trustee be removed either by declaration in writing or by votes cast in person or by proxy. Except as set forth above, the Trustees
shall continue to hold office and may appoint successor Trustees.   The shares
do not have cumulative voting rights, which means that the holders of a majority of the shares voting for the election of Trustees can elect all the Trustees. No amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the outstanding shares of the fund except that amendments may be made upon the sole approval of the Trustees to conform the Declaration of Trust to the requirements of applicable Federal laws or regulations or the requirements of the regulated investment company provisions of the Code; however, the Trustees shall not be held liable for failing to do so. If not terminated by the vote or written consent of a majority of the outstanding shares, the fund will continue indefinitely.

                               INVESTMENT RESULTS

The fund's yield is 5.77% based on the 30-day (or one month) period ended August 31, 1996, computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

              YIELD = 2[( a-b/cd + 1)/6/ - 1]

Where: a = dividends and interest earned during the period.
       b = expenses accrued for the period (net of reimbursements).
       c = the average daily number of shares outstanding during the period that were entitled to receive dividends.
       d = the maximum offering price per share on the last day of the period.

 The fund may also calculate a distribution rate on a taxable and tax equivalent basis. The distribution rate is computed by annualizing the current month's dividend and dividing by average net asset value or maximum offering price for the month. The distribution rate may differ from the yield.

 In addition, investments in premium bonds may affect the fund's distribution rate. A premium bond is bond which is purchased for more than its face value. Because of this, the bond usually pays a higher than market rate interest, but the value of the bond (which affects the net asset value of the fund) will be lower than its purchase price as it nears maturity. The SEC yield takes into account the long-term effects of premium bonds (I.E., for a premium bond, the income must be regularly reduced (amortized) by an amount that provides for the future decrease in value of the bond) whereas the distribution rate may not. Therefore, the distribution rates of bond funds that invest in premium bonds (and do not amortize) usually are higher than their SEC yields.

 Income from "roll" transactions (the sale of GNMA certificates or other securities together with a commitment, for which the fund receives a fee, to purchase similar securities at a future date) is recorded for accounting purposes as interest income ratably over the term of each roll and is included in net investment income for purposes of determining the fund's yield.

 As of August 31, 1996, the fund's total return over the past 12 months and average annual total returns over the past five-year and lifetime periods were % -0.32%, 5.63% and 6.56%. The average annual total return ("T") will be computed by equating the value at the end of the period ("ERV") with a hypothetical initial investment of $1,000 ("P") over a period of years ("n") according to the following formula as required by the Securities and Exchange
Commission:  P(1+T)/n/ = ERV.

 The following assumptions will be reflected in computations made in accordance with the formula stated above: (1) deduction of the maximum sales load of 4.75% from the $1,000 initial investment; (2) reinvestment of dividends and distributions at net asset value on the reinvestment date determined by the Board; and (3) a complete redemption at the end of any period illustrated. The Fund will calculate total return for one-, five- and ten-year periods after such periods have elapsed. In addition, the Fund will provide lifetime average total return figures.

EXPERIENCE OF INVESTMENT ADVISER - Capital Research and Management Company manages nine common stock funds that are at least 10 years old. In the
rolling 10-year periods  since   January 1, 1996 ( 121 in all), those funds
have had better total returns that the Standard and Poor's 500 Composite Stock Index in 94 of the 121 periods.

 Note that past results are not an indication of future investment results. Also, the fund has different investment policies than the funds mentioned above. These results are included solely for the purpose of informing investors about the experience and history of Capital Research and Management Company.

 The fund may also refer to results compiled by organizations such as Lipper Analytical Services, Morningstar, Inc. and Wiesenberger Investment Companies Services. Additionally, the fund may, from time to time, refer to results published in various newspapers or periodicals, including Barrons, Forbes, Fortune, Institutional Investor, Kiplinger's Personal Finance Magazine, Money, U.S. News and World Report and The Wall Street Journal.

                   The Benefits of Systematic Investing

Here's how much you would have if you
invested $2,000 a year in the fund:



2 years                    4 years                    Lifetime
(9/1/94-8/31/96)           (9/1/92-8/31/96)            (2/19/88-8/31/96)
$4,153                     $8,605                     $23,525




           SEE THE DIFFERENCE TIME CAN MAKE IN AN INVESTMENT PROGRAM

If you had invested        Periods                 ... and taken all
 $10,000 in the fund        9/1-8/31              distributions in shares,
this many years ago...                            your investment would
  Number of Years                                 have been worth this
                                                  much at August 31, 1996
                                                           Value**

1                         1995 - 1996             $9,969

2                         1994 - 1996             10,794

3                         1993 - 1996              10,602

4                         1992 - 1996             11,658

5                         1991 - 1996             13,150

6                         1990 - 1996             14,687

7                         1989 - 1996             15,632

8                         1988 - 1996             17,040

Lifetime                  1988* - 1996            17,199


* From inception, 2/19/88 through 8/31/95.
** Results assume deduction of the maximum sales charge of 4.75% from the initial purchase payment.
                         *   *   *   *   *   *   *   *
   Illustration of a $10,000 investment in the Fund WITH DIVIDENDS REINVESTED
       (For the lifetime of the Fund February 19, 1988 - August 31, 1996)

                       COST OF SHARES                                                 VALUE OF SHARES**


Fiscal       Annual      Dividends    Total        From         From          From        Total
Year End     Dividends   (cumulative)   Investment   Initial      Capital Gains   Dividends   Value
August 31                             Cost         Investment   Reinvested    Reinvested

1988*        $  411      $  411       $10,411      $9,207       ---           $  406      $ 9,613

1989            885       1,296        11,296       9,187       ---            1,291        10,478

1990          1,000       2,296        12,296       8,913       ---            2,239        11,152

1991          1,029       3,325        13,325       9,127       ---            3,333        12,460

1992          1,033       4,358        14,358       9,520       ---            4,534        14,054

1993          1,022       5,380        15,380       9,760       ---            5,692        15,452

1994          1,020       6,400        16,400       8,920        70            6,184        15,174

1995          1,084       7,484        17,484       9,013        71            7,355        16,439

1996          1,096       8,580        18,580       8,840        70            8,289        17,199


   The dollar amount of capital gain distributions during the period was $75.

*  From inception on February 19, 1988.

** Results assume deduction of the maximum sales charge of 4.75% from the initial purchase payment.

                                    APPENDIX

                          DESCRIPTION OF BOND RATINGS

Moody's Investors Service, Inc. rates "investment grade" long-term debt obligations issued by various entities from "Aaa" to "Baa." The two top ratings are as follows:

 "Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as 'gilt edge.' Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues."

 "Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities."

Standard & Poor's Corporation rates the investment grade long-term debt obligations of various entities in categories ranging from "AAA" to "BBB" according to quality. The two top ratings are as follows:

 "Debt rated 'AAA' has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong."

 "Debt rated 'AA' has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree."

                    DESCRIPTION OF COMMERCIAL PAPER RATINGS

Moody's Investors Service, Inc. employs the designations "Prime-1," "Prime-2" and "Prime-3" to indicate commercial paper having the highest capacity for timely repayment. Issuers rated Prime-1 have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protections; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity. Issues rated Prime-2 have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Standard & Poor's Corporation's ratings of commercial paper are graded into four categories ranging from "A" for the highest quality obligations to "D" for the lowest. A -- Issues assigned its highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with numbers 1, 2, and 3 to indicate the relative degree of safety. A-1 -- This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics will be denoted with a plus (+) sign designation. A-2 -- Capacity for timely payments on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated "A-1."
_____
SUBSEQUENT TO ITS PURCHASE BY THE FUND, THE RATING OF AN ISSUE OF SECURITIES MAY BE REDUCED BELOW THE CURRENT MINIMUM RATING REQUIRED FOR ITS PURCHASE, OR IN THE CASE OF AN UNRATED ISSUE OF SECURITIES, ITS CREDIT QUALITY MAY BECOME EQUIVALENT TO AN ISSUE OF SECURITIES RATED BELOW THAT REQUIRED FOR PURCHASE. NEITHER EVENT REQUIRES THE ELIMINATION OF SUCH AN OBLIGATION FROM THE FUND'S PORTFOLIO, BUT CAPITAL RESEARCH AND MANAGEMENT COMPANY WILL CONSIDER SUCH AN EVENT IN DETERMINING WHETHER THE FUND SHOULD CONTINUE TO HOLD SUCH AN OBLIGATION IN ITS PORTFOLIO.


Intermediate Bond Fund of America
Investment Portfolio August 31, 1996


                                                                     Principal        Market    Percent
                                                                        Amount          Value    of Net
Bonds & Notes                                                            (000)          (000)    Assets
Industrial & Service-  0.47%

BP America Inc. 10.00% 2018 (1998) /1/                                  $2,600         $2,836      .20%
Schering-Plough Corp. 0% 1996                                            4,000          3,945        .27
                                                                                -------------  --------
                                                                                        6,781        .47
                                                                                 ------------  --------

Utilities-  1.00%

Big Rivers Electric Corp. 9.50% 2017                                    10,000         10,818        .76
Northern Telecom Ltd. 8.75% 2001                                         3,250          3,449        .24
                                                                                 ------------  --------
                                                                                       14,267       1.00
                                                                                  -----------  --------

Financial Services-  3.59%

AB Svensk Exportkredit (Swedish Export Credit
 Corp.) Debentures 9.875% 2038                                           4,000          4,349        .31
ABN AMRO Bank NV, Chicago Branch 7.25% 2005                              4,000          4,006        .28
Airplanes Pass Through Trust, pass-through certificates,
 Series 1, Class A-3 5.89% 2015 (2001) /1/ /3/                          10,000         10,038        .70
Barclays North American Capital Corp. 9.75% 2021                         7,230          7,954        .56
Beverly Finance Corp. 8.36% 2004                                        10,000         10,203        .71
Corporate Property Investors:
 9.00% 2002                                                              9,500         10,089
 7.75% 2004                                                              2,000          1,989        .85
General Electric Capital Corp. 8.375% 2001                               1,500          1,575        .11
National Westminster Bancorp Inc. 12.125% 2002 (1997) /1/                1,000          1,062        .07
                                                                                 ------------  --------
                                                                                       51,265       3.59
                                                                                 ------------  --------

Collateralized Mortgage Obligations
 (Privately Originated) /2/-  8.54%


Chase Manhattan Bank, NA:
  Series 1996-1, Class A1, 7.60% 2005                                    1,996          2,016
  Series 1993-I, Class 2A-5, 7.25% 2024                                  7,500          7,013        .63
CS First Boston Mortgage Securities Corp., Series 1995-AEW1:
  Class A-1, 6.665% 2027                                                 7,119          7,012
  Class B, 7.182% 2027 /3/                                               7,200          6,930        .98
J.P. Morgan Commercial Mortgage Finance Corp., pass-through
 certificates, Series 1995-C1, Class A-2, 7.399% 2010 /2/               18,155         17,860       1.25
Merrill Lynch Mortgage Investors Inc.:
  Series 1992B, Class A-2, 8.05% 2012                                    7,977          8,022
  Series 1992B, Class A-3, 8.30% 2012                                   10,000         10,203
  Series 1995-C2, Class A, 7.471% 2021 /3/                               8,944          8,955       2.24
  Series 1995-C3, Class A-2, 6.848% 2025 /3/                             5,000          4,850
Morgan Stanley Capital Inc.,
 Series 1995-GA1, Class A1, 7.00% 2002                                   8,168          8,128        .57
Paine Webber CMO Pac, Series O, Class 5, 9.50% 2019                      5,000          5,278        .37
Prudential Home Mortgage Securities Co., Inc.:
  Series 1992-33, Class A-12, 7.50% 2022                                 1,610          1,610
  Series 1992-37, Class A-6, 7.00% 2022                                  8,029          7,999        .67
Structured Asset Securities Corp.,
 Series 1996-CFL, Class A1-C, 5.944% 2028                                4,900          4,689        .33
Wells Fargo Capital Martkets APT Financing Trust 6.56% 2002             10,000          9,925        .69
Westam Mortgage, Class 4-H, 8.95% 2018                                  11,000         11,615        .81
                                                                                 ------------  --------
                                                                                      122,105       8.54
                                                                                 ------------  --------

Asset-Backed Obligations /2/-  6.87%

Case Equipment Loan Trust 1995-A  7.30% 2002                             5,269          5,250        .37
Chemical Financial Acceptance Corp., 1989-A, 9.25% 1998                  9,922         10,126        .71
Ford Motor Credit Co. 1994-A, 6.35% 1999                                   844            845        .06
GCC Home Equity Trust, asset-backed certificates,
 1990-1, 10.00% 2005                                                     3,551          3,649        .25
Green Tree Financial Corp., pass-through certificates:
  Series 1993-3, Class A5, 5.75% 2018                                   10,000          9,541
  Series 1995-1, Class A2, 7.80% 2025                                    9,349          9,413
  Series 1995-1, Class A3, 7.95% 2025                                    4,000          4,064       1.90
  Series 1995-9, Class A4, 6.45% 2027                                    4,250          4,107
MBNA Credit Card Trust, asset-backed certificates,
 1991-1, 7.75% 1998 (1997) /1/                                           1,333          1,339        .09
Standard Credit Card Master Trust I, credit card
participation certificates:
  Series 1991-3, Class A, 8.875% 1999 (1998) /1/                         9,050          9,384
  Series 1991-6, Class A,  7.875% 2000 (1998) /1/                       23,750         24,284       2.36
Town & Country Funding Corp. 5.85% 2000 (1998) /1/                      15,000         14,663       1.03
UCFC Acceptance corp. pass-through certificates,
 Series 1996-B1, Class A2, 7.075% 2010                                   1,500          1,503        .10
                                                                                 ------------  --------
                                                                                       98,168       6.87
                                                                                -------------  --------

Governments (Excluding U.S. Government) &
 Government Authorities-  3.55%

British Columbia Hydro & Power Authority 12.50% 2013 (1998)1             2,000          2,281        .16
Ontario (Province of):
 7.75% 2002                                                             10,000         10,310
 7.00% 2005                                                              5,000          4,872
 17.00% 2011 (1996) /1/                                                  3,100          3,358
 15.25% 2012 (1997) /1/                                                  5,550          6,305       1.98
 15.75% 2012 (1997) /1/                                                    105            116
 11.50% 2013 (1997) /1/                                                  3,000          3,326
County of Orange, California Taxable Pension Obligation
 Bonds, Series 1994A, 6.81% 1996                                         5,000          4,988        .35
Finland (Republic of) Debenture 9.625% 2028                             10,639         11,447        .80
Victorian (Territory of) Public Authorities Finance Agency
 8.45% 2001                                                              3,500          3,705        .26
                                                                                 ------------  --------
                                                                                       50,708       3.55
                                                                                 ------------  --------

Development Authorities-  0.59%

International Bank for Reconstruction and Development
 14.90% 1997                                                             8,000          8,500        .59




Federal Agency Mortgage Pass-Through Obligations /2/-  25.58%

Federal Home Loan Mortgage Corp.:
 8.00% 2003-2017                                                         6,723          6,808
 8.50% 2008-2021                                                         8,860          9,154
 8.75% 2008-2009                                                         1,282          1,325
 9.50% 2013                                                                738            791
 10.00% 2004-2026                                                       23,568         25,493       3.09
 11.00% 2018                                                                49             55
 12.00% 2013                                                               252            282
 12.50% 2013                                                               130            151
 12.75% 2019                                                                70             80
Federal National Mortgage Assn.:
 7.00% 2008-2023                                                        14,135         13,861
 7.50% 2009-2024                                                        26,200         26,090
 8.00% 2002-2005                                                         2,397          2,436
 8.50% 2008-2023                                                        12,466         12,812
 9.00% 2001-2022                                                        15,276         16,015
 9.50% 2009-2020                                                         4,693          5,065       7.93
 10.00% 2017-2025                                                       26,818         29,174
 10.50% 2004-2020                                                        2,471          2,708
 11.00% 2000-2020                                                        4,665          5,172
 12.25% 2013                                                                25             27
Government National Mortgage Assn.:
 5.00% 2025-2026 /3/                                                     6,726          6,516
 6.50% 2023-2024 /3/                                                    78,499         78,843
 7.00% 2007-2024 /3/                                                    16,071         16,122
 7.125% 2023 /3/                                                         5,337          5,397
 8.00% 2023                                                              1,272          1,280
 8.50% 2007-2026                                                        41,563         42,737
 9.00% 2008-2025                                                        18,176         19,075
 9.50% 2009-2021                                                        21,478         23,117      14.65
 9.75% 1999                                                                137            143
 10.00% 2026                                                            11,784         12,892
 10.25% 2012                                                               329            344
 10.50% 2019                                                               137            152
 11.00% 2010-2019                                                          458            514
 11.50% 2010-2013                                                          255            290
 12.50% 2010-2014                                                          472            549
                                                                                 ------------  --------
                                                                                      365,470      25.73
                                                                                 ------------  --------

Federal Agency Collateralized Mortgage Obligations /2/-  4.29%

Federal Home Loan Mortgage Corp., Class B-3, 12.50% 2013                   161            177        .01
Federal National Mortgage Assn.:
 Series 91-50, Class H, 7.75% 2006                                       8,036          8,116
 Series 91-146, Class Z, 8.00% 2006                                      3,675          3,656
 Series 88-16, Class B, 9.50% 2018                                         792            849
 Series 90-93, Class G, 5.50% 2020                                       3,850          3,479
 Series 91-78, Class PK, 8.50% 2020                                     10,000         10,216       4.28
 Series 90-21, Class Z, 9.00% 2020                                      25,777         26,389
 Series 76, Class F, 9.125% 2020                                         3,422          3,494
 Trust D2, 11.00% 2009                                                   4,350          4,873
                                                                                 ------------  --------
                                                                                       61,249       4.29
                                                                                 ------------  --------

Federal Agency Obligations--Non-Mortgage-  7.43%

Federal Home Loan Bank Notes:
 6.38% 2003                                                              4,000          3,814
 6.16% 2004                                                             15,000         14,053       1.45
 6.27% 2004                                                              3,000          2,819
Federal Home Loan Mortgage Notes:
 5.78% 2003                                                              2,000          1,838
 6.30% 2003                                                              9,300          8,835
 6.39% 2003                                                              2,000          1,903
 6.50% 2003                                                              2,000          1,898
 6.61% 2003                                                             16,650         16,050       3.13
 6.19% 2004                                                             10,000          9,334
 8.36% 2009                                                              5,000          5,064
Federal National Mortgage Assn. Medium-Term Note:
 6.14% 2004                                                              3,000          2,794
 7.37% 2004                                                              8,800          8,653       1.17
 6.53% 2006                                                              5,625          5,227
FNSM Callable Principal STRIPS,1991-B8,
 0%/7.89% 2002 /4/                                                      25,000         23,949       1.68
                                                                                 ------------  --------
                                                                                      106,231       7.43
                                                                                 ------------  --------


U.S. Treasury Obligations-  35.40%

6.75% February 1997                                                     50,000         50,289       3.52
8.125% February 1998                                                    37,000         37,971       2.66
9.25% August 1998                                                       24,250         25,527       1.79
5.125% November 1998                                                    55,000         53,565       3.75
9.125% May 1999                                                         30,000         31,917       2.23
6.75% June 1999                                                         59,000         59,369       4.15
7.75% November 1999                                                      5,500          5,683        .40
7.125% February 2000                                                     8,000          8,124        .57
8.00% May 2001                                                          15,250         16,034       1.12
13.375% August 2001                                                     15,000         19,158       1.34
7.50% November 2001                                                     10,000         10,320        .72
10.75% February 2003                                                     5,000          6,003        .42
10.75% May 2003                                                         21,750         26,226       1.84
11.125% August 2003                                                     12,500         15,397       1.08
7.25% May 2004                                                          47,750         48,750       3.41
7.25% August 2004                                                        5,500          5,614        .39
11.625% November 2004                                                   46,750         60,329       4.22
6.50% May 2005                                                          15,000         14,580       1.02
8.75% November 2008 (2003) /1/                                          10,000         10,955        .77
                                                                                 ------------  --------
                                                                                      505,811      35.40
                                                                                 ------------  --------
Total Bonds & Notes (cost: $1,410,300,000)                                          1,382,055      97.31
                                                                                 ------------  --------


Short-Term Securities

Commercial Paper-  1.83%

General Electric Capital Corp. 5.28% due 9/3/96                         26,190         26,179       1.83
                                                                                -------------  --------
Total Short-Term Securities (cost: $26,178,000)                                        26,179       1.83
                                                                                -------------  --------
Total Investment Securities (cost: $1,436,478,000)                                  1,408,234      99.14

Excess of cash and receivables over payables                                           12,224        .86
                                                                                -------------  --------
Net Assets                                                                         $1,420,458   100.00%
                                                                                =============  ========


/1/ Valued in the market on the basis of its effective maturity -- that is, the date at which the security is expected to be called or refunded by the issuer or the date at which the investor can put the security to the issuer for redemption. Effective maturity date is shown in parentheses.

/2/ Pass-through security backed by a pool of mortgages or other loans on which principal payments are periodically made.
Therefore, the effective maturity of this security is shorter than the stated maturity.

/3/ Coupon rate may change periodically.  The maturity of variable or floating rate instruments is deemed to be the time remaining until the next interest rate adjustment date.

/4/ Zero-coupon bond which will convert to a coupon-bearing security at a later date.



See Notes to Financial Statements

Intermediate Bond Fund of America
Financial Statements
----------------------------------------        ------------ ------------
Statement of Assets and Liabilities
at August 31, 1996                               (dollars in   thousands)
----------------------------------------        ------------ ------------
Assets:
Investment securities at market
 (cost: $1,436,478)                                            $1,416,734
Cash                                                                   28
Receivables for-
 Sales of investments                                  $ 513
 Sales of fund's shares                                3,017
 Accrued interest                                     18,711       22,241
                                                ------------ ------------
                                                                1,439,003
Liabilities:
Payables for-
 Purchases of investments                              1,447
 Repurchases of fund's shares                          6,837
 Dividends payable                                       521
 Management services                                     488
 Accrued expenses                                        752       10,045
                                                ------------ ------------
Net Assets at August 31, 1996
 Equivalent to $13.26 per share on
 107,795,430 shares of beneficial
 interest issued and outstanding;
 unlimited shares authorized                                   $1,428,958
                                                             =============

Statement of Operations
for the year ended August 31, 1996               (dollars in   thousands)
                                                ------------ ------------
Investment Income:
Income:
 Interest                                                       $ 110,398

Expenses:
 Management services fee                               5,990
 Distribution expenses                                 4,456
 Transfer agent fee                                    1,138
 Reports to shareholders                                  96
 Registration statement and prospectus                    84
 Postage, stationery and supplies                        158
 Trustees' fees                                           30
 Auditing and legal fees                                  45
 Custodian fee                                            63
 Taxes other than federal income tax                      19       12,079
                                                ------------ ------------
Net investment income                                              98,319
                                                             ------------
Realized Loss and Change in Unrealized
 Appreciation (Depreciation) on  Investments:
Net realized loss                                                  (2,986)
Net unrealized appreciation (depreciation)
 on investments:
 Beginning of year                                     8,386
 End of year                                         (19,744)
                                                ------------
  Net change in unrealized appreciation
     (depreciation) on investments                                (28,130)
                                                             ------------
 Net realized loss and change in unrealized
  appreciation (depreciation) on investments                      (31,116)
                                                             ------------
Net Increase in Net Assets Resulting
 from Operations                                                  $67,203
                                                             ============
Statement of Changes in Net
 Assets                                          (dollars in   thousands)
----------------------------------------        --------------------------
                                                  Year ended   August 31,

                                                        1996         1995
Operations:                                     --------------------------
Net investment income                             $   98,319  $   104,689
Net realized loss on investments                      (2,986)     (47,764)
Net change in unrealized (depreciation)
                                                     (28,130)      59,259
                                                --------------------------
 Net increase in net assets
  resulting from operations                           67,203      116,184
                                                --------------------------


 Dividends paid from net investment income           (97,453)    (103,958)
                                                --------------------------
Capital Share Transactions:
Proceeds from shares sold:
 54,126,644 and 38,884,119
 shares, respectively                                732,449      515,751
Proceeds from shares issued in
 reinvestment of net investment income
 dividends and distributions of net
 realized gain on investments:
 5,424,112 and 5,917,803 shares,
 respectively                                         73,190       78,348
Cost of shares repurchased:
 62,787,538 and 55,272,862
 shares, respectively                               (847,614)    (730,831)
                                                --------------------------
 Net decrease in net assets resulting
  from capital share transactions                    (41,975)    (136,732)
                                                --------------------------
Total Decrease in Net Assets                         (72,225)    (124,506)

Net Assets:
Beginning of year                                  1,501,183    1,625,689
                                                --------------------------
End of year (including undistributed
 net investment income of $3,359 and
 $2,493, respectively)                            $1,428,958   $1,501,183
                                                ==========================


See Notes to Financial Statements

                     NOTES TO FINANCIAL STATEMENTS

1. Intermediate Bond Fund of America (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks current income, consistent with preservation of capital, within certain guidelines for quality and maturity. The following paragraphs summarize the significant accounting policies consistently followed by the fund in the preparation of its financial statements:

     Long-term fixed-income obligations are valued at prices obtained for the day of valuation from a bond-pricing service; however, where prices are not available from a pricing service and in circumstances where the investment adviser deems it appropriate to do so, such securities are valued at the mean of representative quoted bid and asked prices for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality and type. Where pricing service or market quotations are not readily available, securities will be valued at fair value by the Board of Trustees or a committee thereof. Short-term securities with more than 60 days remaining to maturity are valued at the mean of their representative quoted bid and asked prices. Short-term securities with 60 days or less remaining to maturity are valued at amortized cost, which approximates market value.

     As is customary in the mutual fund industry, securities transactions are accounted for on the date the securities are purchased or sold. In the event the fund purchases securities on a delayed-delivery or "when-issued" basis, it will segregate with its custodian liquid assets in an amount sufficient to meet its payment obligations in these transactions. Realized gains and losses from securities transactions are reported on an identified cost basis. Interest income is reported on the accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities. Dividends to shareholders are declared daily after determination of the fund's net asset value and paid to shareholders monthly.

     Pursuant to the custodian agreement, the fund receives credit against its custodian fee for imputed interest on certain balances with the custodian bank. The custodian fee of $63,000 includes $31,000 that was paid by credits rather than in cash.

2. It is the fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net investment income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required.


     As of August 31, 1996, net unrealized depreciation on investments for book and federal income tax purposes aggregated $19,744,000, of which $10,036,000 related to appreciated securities and $29,780,000 related to depreciated securities. During the year ended August 31, 1996, the fund realized, on a tax basis, a net capital loss of $2,968,000 on security transactions. The fund has available at August 31, 1996, a net capital loss carryforward of $78,879,000 which may be used to offset capital gains realized during subsequent years through 2004 and thereby relieve the fund and its shareholders of any federal income tax liability with respect to the capital gains that are so offset. It is the intention of the fund not to make distributions from capital gains while there is a capital loss carryforward. The cost of portfolio securities for book and federal income tax purposes was $1,436,478,000 at August 31, 1996.

3. The fee of $5,990,000 for management services was paid pursuant to an agreement with Capital Research and Management Company (CRMC), with which certain officers and Trustees of the fund are affiliated. The Investment Advisory and Service Agreement provides for monthly fees, accrued daily, based on an annual rate of 0.30% of the first $60 million of average net assets; 0.21% of such assets in excess of $60 million but not exceeding $1 billion; 0.18% of such assets in excess of $1 billion but not exceeding $3 billion; and 0.16% of such assets in excess of $3 billion; plus 3.00% on the first $3,333,333 of the fund's monthly gross investment income; 2.50% of such income in excess of $3,333,333 but not exceeding $8,333,333; and 2.00% of such income in excess of $8,333,333.

     Pursuant to a Plan of Distribution, the fund may expend up to 0.30% of its average net assets annually for any activities primarily intended to result in sales of fund shares, provided the categories of expenses for which reimbursement is made are approved by the fund's Board of Trustees. Fund expenses under the Plan include payments to dealers to compensate them for their selling and servicing efforts. During the year ended August 31, 1996, distribution expenses under the Plan were $4,456,000. As of August 31, 1996, accrued and unpaid distribution expenses were $674,000.

     American Funds Service Company (AFS), the transfer agent for the fund, was paid a fee of $1,138,000. American Funds Distributors, Inc. (AFD), the principal underwriter of the fund's shares, received $1,962,000 (after allowances to dealers) as its portion of the sales charges paid by purchasers of the fund's shares. Such sales charges are not an expense of the fund and, hence, are not reflected in the accompanying statement of operations.

     Trustees who are unaffiliated with CRMC may elect to defer part or all of the fees earned for services as members of the Board. Amounts deferred are not funded and are general unsecured liabilities of the fund. As of August 31, 1996, aggregate amounts deferred and earnings thereon were $38,000.

     CRMC is owned by The Capital Group Companies, Inc. AFS and AFD are both wholly owned subsidiaries of CRMC. Certain of the Trustees and officers of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No such persons received any remuneration directly from the fund.

4. As of August 31, 1996, accumulated net realized loss on investments was $82,813,000 and paid-in capital was $1,528,156,000.

     The fund made purchases and sales of investment securities, excluding short-term securities, of $695,501,000 and $700,159,000, respectively, during the year ended August 31, 1996.



PER-SHARE DATA AND RATIOS
------------------------------       -----------   -----------  --------  --------  --------
                                                          Year     Ended    August        31
                                     -----------   -----------  --------  --------  --------
                                             1996          1995      1994      1993      1992
                                     -----------   -----------  --------  --------  --------
Net Asset Value, Beginning
 of Year......................            $13.52        $13.38    $14.64    $14.28    $13.69
                                     -----------   -----------  --------  --------  --------

Income from Investment
 Operations:
  Net investment income.......              0.88          0.93      0.95      1.00      1.09
  Net realized and unrealized
   gain (loss) on investments.             (0.27)         0.13     (1.20)     0.37      0.59
   Total from investment             -----------   -----------  --------  --------  --------
    operations................              0.61          1.06     (0.25)     1.37      1.68
                                     -----------   -----------  --------  --------  --------
Less Distributions:
 Dividends from net investment
  income......................             (0.87)        (0.92)    (0.94)    (1.01)    (1.09)
 Distributions from capital gains              -             -      (.07)        -         -
                                     -----------   -----------  --------  --------  --------
   Total distributions........              (.87)         (.92)    (1.01)    (1.01)    (1.09)
                                     -----------   -----------  --------  --------  --------
Net Asset Value, End of Year..            $13.26        $13.52    $13.38    $14.64    $14.28
                                     ===========   ===========  ========  ========  ========
Total Return*.................              4.63%         8.33%   (1.80%)     9.95%    12.79%

Ratios/Supplemental Data:
 Net assets, end of year (in
  millions)...................            $1,429        $1,501    $1,626    $1,686    $1,215
 Ratio of expenses to average
  net assets..................               .80%          .78%      .83%      .82%      .90%
 Ratio of net income to
  average net assets..........              6.53%         6.96%     6.79%     7.00%     7.66%
 Portfolio turnover rate......            48.25 %       71.91 %   52.94 %   42.59 %   45.01 %

* This was calculated without deducting a sales charge.
  The maximum sales charge is 4.75% of the fund's offering price.

Independent Auditors' Report

To the Board of Trustees and Shareholders of Intermediate Bond Fund of America:

     We have audited the accompanying statement of assets and liabilities of Intermediate Bond Fund of America, including the schedule of portfolio investments as of August 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the per-share data and ratios for each of the five years in the period then ended. These financial statements and the per-share data and ratios are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the per-share data and ratios based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and per-share data and ratios are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at August 31, 1996, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and per-share data and ratios referred to above present fairly, in all material respects, the financial position of Intermediate Bond Fund of America as of August 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the per-share data and ratios for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Los Angeles, California

September 22, 1996


Tax Information (Unaudited)

Certain states may exempt from income taxation a portion of the dividends paid from net investment income if derived from direct U.S. Treasury obligations. For purposes of computing this exclusion, 45% of the dividends paid by the fund from net investment income was derived from interest on direct U.S. Treasury obligations.

Dividends received by retirement plans such as IRAs, Keogh-type plans, and 403(b) plans need not be reported as taxable income. However, many retirement trusts may need this information for their annual information reporting.

Since the amounts above are report for the fiscal year and not a calendar year, shareholders should refer to their Form 1099-DIV or other tax information which will be mailed in January 1996 to determine the CALENDAR YEAR amounts to be included on their respective 1995 tax returns. Shareholders should consult their tax advisers.